SECOND AMENDED AND RESTATED          Exhibit 10.8
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                      AMERICAN OFFICE PARK PROPERTIES, L.P.



[EXHIBITS TO THIS AGREEMENT HAVE BEEN OMITTED AND WILL BE FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION UPON REQUEST.]

                           SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                      AMERICAN OFFICE PARK PROPERTIES, L.P.


          This SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP ("Agreement"), dated as of February 24, 1998, of AMERICAN OFFICE PARK PROPERTIES, L.P. (the "Partnership") is entered into by and among AMERICAN OFFICE PARK PROPERTIES, INC., a California corporation (the "General Partner"), and the Persons whose names are set forth on the attached Exhibit A as the Limited Partners, together with any other Persons who become Partners in the Partnership as provided below.

          A. This Agreement amends and restates in its entirety that certain Amended and Restated Agreement of Limited Partnership of American Office Park Properties, L.P., dated as of December 11, 1997, as amended by that certain First Amendment also dated as of December 11, 1997, that certain Second Amendment dated as of December 15, 1997, and that certain Third Amendment dated as of December 23, 1997.

          B. The Partners desire to ratify the formation of the Partnership, and to set forth their respective rights and duties relating to the Partnership on the terms as provided in this Agreement.

          The parties agree as follows:



                                1. DEFINED TERMS

          The following definitions shall be applied to the terms used in this Agreement for all purposes, unless otherwise clearly indicated to the contrary.

          "ACT" means the California Revised Uniform Limited Partnership Act, as it may be amended from time to time, and any successor to such statute.

          "ADDITIONAL FUNDS" shall have the meaning set forth in Section 4.1(b)(1).

          "ADDITIONAL   LIMITED   PARTNER"  means  a  Person   admitted  to  the
Partnership as a Limited Partner in accordance with the terms of this Agreement and who is shown as such on the books and records of the Partnership.

          "AFFILIATE" means, with respect to any Person, (a) any Person directly or indirectly controlling, controlled by or under common control with such Person, (b) any Person owning or controlling 10 percent or more of the outstanding voting interests of such Person, (c) any Person of which such Person owns or controls 10 percent or more of the voting interest, or (d) any officer, director, general partner or trustee of such Person or any Person referred to in clauses (a), (b) and (c) above.

          "AGREEMENT" means this Amended and Restated Agreement of Limited Partnership, as it may be amended, supplemented or restated from time to time.

          "ARTICLES OF INCORPORATION" means the Amended and Restated Articles of Incorporation of the General Partner filed with the Office of the Secretary of State of the State of California on November 13, 1995, as amended or restated from time to time, or the articles of incorporation, as amended, of any permitted successor by merger to the General Partner.

          "ASSIGNEE" means a Person to whom one or more Partnership Units (as defined below) have been transferred in a manner permitted under this Agreement, but who has not become a Substituted Limited Partner, and who has the rights set forth in Section 11.5.

          "AVAILABLE CASH" means with respect to any period for which such calculation is being made:


               (a) all cash revenues and funds received by the Partnership from whatever source (excluding the proceeds of any capital contribution) plus the amount of any reduction (including, without limitation, a reduction resulting because the General Partner determines such amounts are no longer necessary) in reserves, working capital accounts or other cash or similar balances of the Partnership referred to in clause (b)(iv) below;

               (b) less the sum of the following (except to the extent made with the proceeds of any capital contribution):

                    (i) all interest, principal and other debt payments made during such period by the Partnership,

                    (ii) all cash expenditures (including capital expenditures) made by the Partnership during such period,

                    (iii) investments in any entity (including loans made to the entity) to the extent that such investments are not otherwise described in clauses (b)(i) or (ii), and

                    (iv) the amount of any increase during such period in reserves, working capital accounts or other cash or similar balances that the General Partner determines is necessary or appropriate to meet the needs of the Partnership in its sole and absolute discretion.

Notwithstanding the foregoing, Available Cash shall not include any cash received or reductions in reserves, or take into account any disbursements made or reserves established, after commencement of the dissolution and liquidation of the Partnership.

          "BUSINESS DAY" means any day except a Saturday, Sunday or other day on which commercial banks in Los Angeles, California are authorized or required by law to close.

          "CAPITAL ACCOUNT" means the Capital Account maintained for a Partner pursuant to Section 4.4.

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

          "CERTIFICATE" means the Certificate of Limited Partnership relating to the Partnership filed in the office of the Secretary of State of the State of California, as amended from time to time in accordance with the terms of this Agreement and the Act.

          "CODE" means the Internal Revenue Code of 1986, as amended. Any reference in this Agreement to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provision of future law.

          "COMMON SHARES" means the shares of Common Stock, $.10 par value per share, of the General Partner.

          "EVENT OF DISSOLUTION" has the meaning set forth in Section 13.1.

          "GENERAL  PARTNER"  means  American  Office Park  Properties,  Inc., a
California  corporation,   or  its  successors  as  a  general  partner  of  the
Partnership.

          "GENERAL PARTNERSHIP INTEREST" means a Partnership Interest held by a General Partner with respect to its interest as a general partner of the Partnership. For purposes of allocations and distributions, but not for voting purposes, a General Partnership Interest may be expressed as a number of Partnership Units.

          "IRS" means the Internal Revenue Service of the United States.

          "INCAPACITY" or "INCAPACITATED" means:

               (a) as to any Partner who is a natural person death or total physical disability, as reasonably determined by the General Partner or by an entry by a court of competent jurisdiction adjudicating such Partner as incompetent to manage his or her Person or estate,

               (b) as to any corporation that is a Partner, the filing of a certificate of dissolution,

               (c) as to any partnership or limited liability company that is a Partner, the dissolution and commencement of winding up of the partnership or limited liability company,

               (d) as to any estate that is a Partner, the distribution by the fiduciary of the estate's entire interest in the Partnership,

               (e) as to any trustee of a trust that is a Partner, the termination of the trust (but not the substitution of a new trustee) or

               (f) as to any Partner, the bankruptcy of such Partner. For purposes of this definition, bankruptcy of a Partner shall be deemed to have occurred when

                    (i) the Partner commences a voluntary proceeding seeking liquidation, reorganization or other relief under any bankruptcy, insolvency or similar law now or later in effect,

                    (ii) the Partner executes and delivers a general assignment for the benefit of the Partner's creditors,

                    (iii) the Partner files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against the Partner in any voluntary or involuntary, proceeding under any bankruptcy, or similar law now or later in effect,

                    (iv) the Partner seeks, consents to or acquiesces in the appointment of a trustee, receiver or liquidator for the Partner or for all or any substantial part of the Partner's properties,

                    (v) any involuntary proceeding seeking liquidation, reorganization or other relief under any bankruptcy, insolvency or other similar law now or later in effect has not been dismissed within 60 days after its commencement,

                    (vi) the  appointment  of a trustee,  receiver or liquidator
          that  has  not  been  vacated  or  stayed   within  90  days  of  such
          appointment, or

                    (vii) an appointment referred to in clause (vi) is not vacated within 90 days after the expiration of any such stay.

          "INDEMNITEE" means:

               (a) any Person made a party to a proceeding by reason of his or her status as (i) a General Partner, (ii) a Limited Partner, or (iii) an officer of the Partnership or of the General Partner, and

               (b) such other Persons (including Affiliates of the General Partner or the Partnership) as the General Partner may designate from time to time (whether before or after the event giving rise to potential liability), in its sole and absolute discretion.

          "LIMITED PARTNER" means any Person named as a Limited Partner in Exhibit A attached to this Agreement, as such Exhibit may be amended from time to time, or any Substituted Limited Partner or Additional Limited Partner, in such Person's capacity as a Limited Partner in the Partnership.

          "LIMITED PARTNERSHIP INTEREST" means a Partnership Interest of a Limited Partner (and any Partnership Interest of the General Partner other than the General Partnership Interest) in the Partnership representing a fractional part of the Partnership Interests of all Limited Partners.

          "LIQUIDATOR" has the meaning set forth in Section 13.2.

          "NEW SECURITIES" has the meaning set forth in Section 4.2(c).

          "NOTICE OF REDEMPTION" means the Notice of Redemption substantially in the form of Exhibit B to this Agreement.

          "OPTION PLANS" means the option plans for Common Shares or Units, as the case may be, restricted share plans or employee benefit plans established by the General Partner or the Partnership.

          "PARTNER" means a General Partner or a Limited Partner, and "Partners" means the General Partner and the Limited Partners.

          "PARTNERSHIP" means the limited partnership formed under the Act and pursuant to this Agreement, and any successor to that limited partnership.

          "PARTNERSHIP INTEREST" means an ownership interest in the Partnership and includes any and all benefits to which the holder of such a Partnership Interest may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement. A Partnership Interest may be expressed as a number of Partnership Units.

          "PARTNERSHIP RECORD DATE" means the record date established by the General Partner either (a) for the distribution of Available Cash pursuant to
Section 5.1, which shall be the same as the record date established by the General Partner for a distribution to its shareholders of some or all of its portion of such distribution, or (b) for determining the Partners entitled to vote on or consent to any proposed action for which the consent or approval of the Partners is sought.

          "PARTNERSHIP UNIT" or "UNIT" means a fractional, undivided share of the Partnership Interests of all Partners issued pursuant to Sections 4.1 and 4.2, in such number as set forth on Exhibit A, as such Exhibit may be amended from time to time, and as such numbers may be adjusted as a result of changes in the Unit Adjustment Factor. The ownership of Partnership Units may be evidenced by a non-transferable, non-negotiable certificate for Units substantially in the form attached as Exhibit C.

          "PARTNERSHIP YEAR" means the fiscal year of the Partnership, which shall be the calendar year.

          "PERCENTAGE INTEREST" means, as to a Partner, its interest in the Partnership as determined by dividing the Partnership Units owned by such Partner by the total number of Partnership Units then outstanding and as specified in the attached Exhibit A, as such Exhibit may be amended from time to time.

          "PERSON"  means  an  individual,  corporation,   partnership,  limited
liability company, association, trust, estate or other entity or organization.

          "PREFERRED SHARES" shall mean the shares of Non-Voting Preferred Stock, $.10 par value per share, of the General Partner.

          "PROFIT" and "LOSS" have the meaning set forth in Section 6.1(f).

          "REDEEMING PARTNER" has the meaning set forth in Section 8.6(a).

          "REDEMPTION AMOUNT" means an amount of cash per Partnership Unit equal to the Value on the Valuation Date of the Common Shares that the Redeeming Partner being redeemed would have been entitled to receive if the General Partner were to assume the Partnership's obligation to redeem Partnership Units of such Redeeming Partner pursuant to Section 8.6(d) by issuing Common Shares.

          "REDEMPTION RIGHT" has the meaning set forth in Section 8.6(a).

          "REGULATIONS" means the Income Tax Regulations promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

          "REIT" means a real estate investment trust under Section 856 of the Code.

          "SECURITIES ACT" means the Securities Act of 1933, as the same shall be amended from time to time.

          "SHARES" means any Common Shares issued to a Limited Partner upon conversion of such Limited Partner's Units pursuant to Section 8.6(d).

          "SHARES AMOUNT" means a number of Common Shares equal to the number of Partnership Units (as appropriately adjusted pursuant to changes in the Unit Adjustment Factor) offered for redemption by a Redeeming Partner; provided that, if the General Partner issues to all holders of Common Shares rights, options, warrants or convertible or exchangeable securities entitling such holders to subscribe for or purchase Shares or any other securities or property (collectively, the "rights"), then the Shares Amount shall also include such rights that a holder of that number of Shares would be entitled to receive.

          "SPECIFIED REDEMPTION DATE" means the tenth Business Day after receipt by the General Partner of a Notice of Redemption.

          "SUBSIDIARY" means, with respect to any Person, any corporation or other entity of which a majority of (a) the voting power of the voting equity securities or (b) the outstanding equity interests is owned, directly or indirectly, by such Person.

          "SUBSTITUTED LIMITED PARTNER" means a Person who is admitted as a Limited Partner to the Partnership pursuant to Section 11.4.

          "UNIT ADJUSTMENT FACTOR" means initially 1.0 provided that in the event that the General Partner

                           (a) declares or pays a dividend on its outstanding Common Shares in Common Shares or makes a distribution to all holders of its outstanding Common Shares in Common Shares,

               (b) subdivides its outstanding Common Shares or

               (c) combines its outstanding Common Shares into a smaller number of Common Shares,

the Unit Adjustment Factor shall be adjusted to be a fraction, the numerator of which shall be the number of Common Shares issued and outstanding on the record date for such dividend, distribution, subdivision or combination (assuming for such purposes that such dividend, distribution, subdivision or combination has occurred as of such time), and the denominator of which shall be the actual number of Common Shares (determined without the above assumption) issued and outstanding on the record date for such dividend, distribution, subdivision or combination. If another entity shall become the General Partner (the "Successor Entity"), the Unit Adjustment Factor shall be adjusted to be a fraction, the numerator of which is the value of one share of the predecessor General Partner, determined as of the date when the Successor Entity becomes the General Partner, and the denominator of which is the value of one share of the Successor Entity, determined as of that same date. The Board of Directors of the General Partner shall determine when an adjustment to the Unit Adjustment Factor is necessary. The Board's determination as to whether an adjustment is necessary and the amount of such adjustment shall be conclusive absent manifest error. Any adjustment to the Unit Adjustment Factor shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event (provided, however, if a Notice of Redemption is given prior to such a record date but the Specified Redemption Date is after the record date, then the change in the Unit Adjustment Factor with respect to that Redeeming Partner shall be retroactive to the date of the Notice of Redemption). In the event of any change in the Unit Adjustment Factor, the number of Partnership Units held by each Partner shall be proportionately adjusted by multiplying the number of Partnership Units held by such Partner immediately prior to the change in the Unit Adjustment Factor by the new Unit Adjustment Factor; the intent of this provision is for one Partnership Unit to remain exchangeable for one Common Share without dilution.

          "VALUATION DATE" means the date of receipt by the General Partner of a Notice of Redemption or, if such date is not a Business Day, the first subsequent Business Day.

          "VALUE" means, with respect to a Common Share, the average of the daily market price for the ten (10) consecutive trading days immediately preceding the Valuation Date. The market price for each such trading day shall be:

               (a) if the Common Shares are listed or admitted to trading on any securities exchange or the Nasdaq National Market, the closing price, regular way, on such day, or if no such sale takes place on such day, the average of the closing bid and asked prices on such day;

               (b) if the Common Shares are not listed or admitted to trading on any securities exchange or the Nasdaq National Market, th0e last reported sale price on such day or, if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reliable quotation source designated by the General Partner; or

               (c) if the Common Shares are not listed or admitted to trading on any securities exchange or the Nasdaq National Market and no such last reported sale price or closing bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reliable quotation source designated by the General Partner, or if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than 10 days prior to the date in question) for which prices have been so reported; provided that if there are no bid and asked prices reported during the 10 days prior to the date in question, the Value of the

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

     Common Shares shall be determined by the General Partner acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate.

If a holder of Common Shares would be entitled to receive rights to purchase Common Shares ("Common Share Rights") issued to all holders of Common Shares, then the Value of such Common Share Rights shall be determined by the General Partner acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate.


                            2. ORGANIZATIONAL MATTERS

     2.1 ORGANIZATION AND FORMATION: APPLICATION OF ACT.

          (a) ORGANIZATION AND FORMATION OF PARTNERSHIP. The General Partner and the Limited Partners ratify the formation and continuation of the Partnership as a limited partnership according to all of the terms and provisions of this Agreement and otherwise in accordance with the Act. The General Partner is the sole general partner and the Limited Partners are the sole limited partners of the Partnership.

          (b) APPLICATION OF ACT. The Partnership is a limited partnership subject to the provisions of the Act and the terms and conditions set forth in this Agreement. Except as expressly provided in this Agreement to the contrary, the rights and obligations of the Partners and the administration and termination of the Partnership shall be governed by the Act. No Partner has any interest in any Partnership Property, and the Partnership Interest of each Partner shall be personal property for all purposes.

     2.2 NAME. The name of the Partnership is American Office Park Properties, L.P. The Partnership's business may be conducted under any other name or names deemed advisable by the General Partner, including the name of the General Partner or any Affiliate of the General Partner. The words "Limited Partnership," "L.P.," "Ltd." or similar words or letters shall be included in the Partnership's name where necessary for the purposes of complying with the laws of any jurisdiction that so requires. The General Partner in its sole and absolute discretion may change the name of the Partnership at any time and from time to time and shall notify the Limited Partners of such change in the next regular communication to the Limited Partners; provided that the name of the Partnership may not be changed to include the name of any Limited Partner without the written consent of that Limited Partner.

     2.3 PRINCIPAL OFFICE. The address of the principal office of the Partnership shall be located at 701 Western Avenue, Glendale, California 91201, or such other place as the General Partner may from time to time designate by notice to the Limited Partners. The Partnership may maintain offices at such other place or places within or outside the State of California as the General Partner deems advisable.

     2.4 TERM. The term of the Partnership commenced as of January 1, 1997, and shall continue until December 31, 2096, unless it is dissolved sooner pursuant to the provisions of Article 13 or as otherwise provided by law.

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


                                   3. PURPOSE

     3.1 PURPOSE AND BUSINESS. The purpose and nature of the business to be conducted by the Partnership is:

               (a) to conduct any business that may be lawfully conducted by a limited partnership organized pursuant to the Act,

               (b) to enter into any partnership, joint venture or other similar arrangement to engage in any of the foregoing or the ownership of interests in any entity engaged in (directly or indirectly) any of the foregoing and

               (c) to do anything necessary or incidental to the foregoing;

provided, however, that each of the foregoing clauses (a), (b) and (c) shall be limited and conducted in such a manner as to permit the General Partner at all times to be classified as a REIT, unless the General Partner provides notice to the Partnership that it intends to cease or has ceased to qualify as a REIT. The Partners acknowledge that the status of the General Partner as a REIT inures to the benefit of all Partners and not solely to the benefit of the General Partner and its affiliates.

     3.2 POWERS. The Partnership is empowered to do any and all acts and things necessary, appropriate, proper, advisable, incidental to or convenient for the furtherance and accomplishment of the purposes and business described in this Agreement and for the protection and benefit of the Partnership; provided that the Partnership shall not take, or refrain from taking, any action that, in the judgment of the General Partner, in its sole and absolute discretion, (a) could adversely affect the ability of the General Partner to continue to qualify as a REIT, (b) could subject the General Partner to any additional taxes under
Section 857 or Section 4981 of the Code or (c) could violate any law or regulation of any governmental body or agency having jurisdiction over the General Partner or its securities, unless such action (or inaction) shall have been specifically consented to by the General Partner in writing.

     3.3 PARTNERSHIP ONLY FOR PURPOSES SPECIFIED. The Partnership shall be a partnership only for the purposes specified in Section 3.1, and this Agreement shall not be deemed to create a partnership among the Partners with respect to any activities whatsoever other than the activities within the purposes of the Partnership as specified in Section 3.1. Except as otherwise provided in this Agreement, no Partner shall have any authority to act for, bind, commit or assume any obligation or responsibility on behalf of the Partnership, its properties or any other Partner. No Partner, in its capacity as a Partner under this Agreement, shall be responsible or liable for any indebtedness or obligation of another Partner, nor shall the Partnership be responsible or liable for any indebtedness or obligation of any Partner, incurred either before or after the execution and delivery of this Agreement by such Partner, except as to those responsibilities, liabilities, indebtedness or obligations incurred pursuant to and as limited by the terms of this Agreement and the Act.

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

     3.4 REPRESENTATIONS AND WARRANTIES BY THE PARTIES.

          (a) Each Partner that is an individual represents and warrants to each other Partner that:

               (i) the consummation of the transactions contemplated by this Agreement to be performed by such Partner will not result in a breach or violation of or a default under, any agreement by which such Partner or any of such Partner's property is or are bound, or any statute, regulation, order or other law to which such Partner is subject, and

               (ii) such Partner shall inform the Partnership whether such Partner is a "foreign person" within the meaning of Section 1445(f) of the Code.

          (b) Each Partner that is not an individual represents and warrants to each other Partner that:

               (i) all transactions contemplated by this Agreement to be performed by it have been duly authorized by all necessary action, including without limitation, that of its general partner(s), committee(s), trustee(s), beneficiaries, directors and/or shareholder(s), as the case may be, as required,

               (ii) the consummation of such transactions shall not result in a breach or violation of, or a default under, its partnership agreement, trust agreement, charter or by-laws, as the case may be, any agreement by which such Partner or any of such Partner's properties or any of its partners, beneficiaries, trustees or shareholders, as the case may be, is or are bound, or any statute, regulation, order or other law to which such Partner or any of its partners, trustees, beneficiaries or shareholders, as the case may be, is or are subject and

               (iii) such Partner shall inform the Partnership whether such Partner is a "foreign person" within the meaning of Section 1445(f) of the Code.

          (c) Each Limited Partner further represents, warrants and agrees that, it does not and will not, without the prior written consent of the General Partner, actually own or constructively own (under the attribution rules of Code
Section 318, as modified by Code Section 856(d)(5)) stock of any corporation, or an interest in the assets and profits of any other entity, from which the General Partner or the Partnership, directly or indirectly, derives material rental income from real property that would be excluded from "rents from real property" pursuant to Code Section 856(d)(2)(B).

          (d) Upon the request of the General Partner, each Limited Partner will disclose to the General Partner the amount of Common Shares or other shares of capital stock of the General Partner that it actually owns or constructively owns and shall further disclose to the General Partner any ownership in the stock, assets or net profits of any corporation or other entity from which the General Partner or the Partnership, directly or indirectly, derives material rental income from real property.

          (e) Each Partner represents and warrants that it is an "accredited investor" as defined in Rule 501 promulgated under the Securities Act. Each Partner represents, warrants and agrees that it has acquired and continues to hold its interest in the Partnership for its own account for investment only and not for the purpose of, or with a view toward, the resale or distribution of all or any part of that interest, nor with a view toward selling or otherwise distributing such interest or any part of that interest at any particular time or under any predetermined circumstances. Each Partner further represents and warrants that it is a sophisticated investor, able and accustomed to handling sophisticated financial matters for itself, particularly real estate investments, and that it has a sufficiently high net worth that it does not anticipate a need for the funds it has invested in the Partnership in what it understands to be a highly speculative and illiquid investment.

          (f) The representations and warranties contained in this Section 3.4 shall survive the execution and delivery of this Agreement by each Partner and the dissolution, liquidation and termination of the Partnership.

          (g) Each Partner acknowledges that no representations as to potential profit, distributions, cash flows, funds from operations or yield, if any, in respect of the Partnership or the General Partner have been made by any Partner or any employee or representative or Affiliate of any Partner, and that projections and any other information, including, without limitation, financial and descriptive information and documentation, that may have been in any manner submitted to such Partner shall not constitute any representation or warranty of any kind or nature, express or implied.



                            4. CAPITAL CONTRIBUTIONS;
                               ISSUANCE OF UNITS;
                                CAPITAL ACCOUNTS

          4.1      CAPITAL CONTRIBUTIONS OF THE PARTNERS.

          (a) INITIAL CAPITAL CONTRIBUTIONS. At the time of the execution of this Agreement, the Partners shall make or shall have made the capital contributions set forth in Exhibit A to this Agreement. The Partners shall own Partnership Units in the amounts set forth in Exhibit A and shall have a Percentage Interest in the Partnership as set forth in Exhibit A, which Percentage Interest shall be adjusted in Exhibit A from time to time by the General Partner to the extent necessary to reflect accurately redemptions, conversions, capital contributions, the issuance of additional Partnership Units, transfers of Partnership Interests permitted under Article 11, or similar events having an effect on a Partner's Percentage Interest. Sixty-six Thousand, Eight Hundred and Eighty-five (66,885) Partnership Units held by the General Partner (representing one percent (1%) of all outstanding Partnership Units as of the date of the initial capital contributions to the Partnership) shall be deemed to be the General Partnership Interest.

          (b) ADDITIONAL CAPITAL CONTRIBUTIONS.

               (1) No Partner shall be assessed or, except as provided for in Sections 4.1(b)(2) below, and except for any such amounts that a Limited Partner may be obligated to repay under Section 10.5 (withholding provision), be required to contribute additional funds or other property to the Partnership.

Any additional funds or other property required by the Partnership, as determined by the General Partner in its sole discretion ("Additional Funds"), may, at the option of the General Partner and without an obligation to do so (except as provided for in Section 4.1(b)(2)), be contributed by the General Partner as additional capital contributions. If and as the General Partner or any other Partner makes additional capital contributions to the Partnership, each such Partner shall receive additional Partnership Units as provided for in
Section 4.2.

               (2) The proceeds of any and all funds raised by or through the General Partner through the issuance of additional shares of the General Partner (whether Common Shares or Preferred Shares) shall be contributed to the Partnership as additional capital contributions, and in such event the General Partner shall be issued additional Partnership Units pursuant to Section 4.2 below. In any such case, if the proceeds so contributed are less than the gross proceeds of the issuance (i.e., due to any underwriter's discount or other expenses incurred in connection with the issuance), the General Partner's capital contribution shall be deemed to equal the amount of the gross proceeds (i.e., the net proceeds actually contributed, plus any underwriter's discount or other expenses incurred, and any such discount or expense shall be deemed to have been incurred on behalf of the Partnership).

          (c) RETURN OF CAPITAL CONTRIBUTIONS. Except as otherwise expressly provided in this Agreement, the capital contribution of each Limited Partner will be returned to that Partner only in the manner and to the extent provided in Article 5 and Article 13, and no Partner may withdraw from the Partnership or otherwise have any right to demand or receive the return of its capital contribution to the Partnership (as such), except as specifically provided in this Agreement. Under circumstances requiring a return of any capital contribution, no Partner shall have the right to receive property other than cash, except as specifically provided in this Agreement. No Partner shall be entitled to interest on any capital contribution or Capital Account notwithstanding any disproportion between the Partners in their capital contributions or Capital Accounts. Except as specifically provided in this Agreement, the General Partner shall not be liable for the return of any portion of the capital contribution of any Limited Partner, and the return of such capital contribution shall be made solely from Partnership assets.

          (d) LIABILITY OF LIMITED PARTNERS. No Limited Partner shall have any further personal liability to contribute money to, or in respect of, the liabilities or the obligations of the Partnership, nor shall any Limited Partner be personally liable for any obligations of the Partnership, except as otherwise provided in this Article 4 or in the Act. No Limited Partner shall be required to make any contributions to the capital of the Partnership other than its initial capital contribution.

          (e) NO OBLIGATIONS FOR DEFICIT CAPITAL ACCOUNTS. If any Partner has a deficit balance in its Capital Account (after giving effect to all contributions, distributions and allocations for all taxable years, including those during any year in which a liquidation occurs), such Partner shall have no obligation at the time of liquidation or otherwise to make any contribution to the capital of the Partnership with respect to that deficit, and the deficit shall not be considered a debt owed to the Partnership or to any other Person for any purpose.
                                       12

          4.2      ISSUANCES OF ADDITIONAL PARTNERSHIP INTERESTS.

               (a) ISSUANCES IN GENERAL. The General Partner is authorized to cause the Partnership to issue such additional Partnership Units or other Partnership Interests for any Partnership purpose at any time or from time to time, including Units in one or more series of any classes, with such designations, preferences and relative, participating, optional or other special rights, powers and duties, including rights, powers and duties senior to other Partnership Interests, all as shall be determined by the General Partner, subject to California law, including, without limitation, with respect to (i) the allocations of items of Partnership income, gain, loss, deduction and credit to each such class or series of Partnership Interests, (ii) the right of each such class or series of Partnership Interests to share in Partnership distributions, and (iii) the rights of each class or series of Partnership Interests upon dissolution and liquidation of the Partnership, for such consideration and on such terms and conditions as shall be established by the General Partner in its sole and absolute discretion, all without the approval of any Limited Partners except to the extent specifically provided in this Agreement. The General Partner may also amend the Agreement to provide for the issuance of Partnership Units the Redemption Right of which will relate to Preferred Shares on such terms as are determined by the General Partner.

               (b) ISSUANCE TO THE GENERAL PARTNER. In the case of the issuance of additional Partnership Units or other Partnership Interests to the General
Partner: (i) the agreement to issue the additional Partnership Interests must arise in connection with an issuance of or agreement to issue shares of the General Partner, which shares have designations, preferences and other rights, all such that the economic interests are substantially similar to the designations, preferences and other rights of the additional Partnership Interests that would be issued to the General Partner in accordance with this
Section 4.2(b), and (ii) the General Partner shall agree to make a capital contribution to the Partnership in an amount equal to the proceeds raised in connection with the issuance of such shares of the General Partner. For this purpose, if the General Partner merges with another entity, assets of the other entity acquired as a result of the merger shall be treated as acquired by the General Partner in connection with the "issuance" of the shares held by the other entities' shareholders in the surviving entity.

               (c) ISSUANCE OF ADDITIONAL SHARES. The General Partner is explicitly authorized to issue additional Common Shares or Preferred Shares of the General Partner, or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase Common Shares and Preferred Shares ("New Securities") and in connection with the issuance: (i) the General Partner shall contribute the proceeds from the issuance of such New Securities and from the exercise of rights contained in such New Securities to the Partnership or agree as provided in Section 7.6 at the option of the Partnership to make such a contribution, and (ii) upon the contribution, the Partnership shall issue to the General Partner, Partnership Interests or rights, options, warrants or convertible or exchangeable securities of the Partnership having designations, preferences and other rights, all such that the economic interests are substantially similar to those of the New Securities. In connection with the issuance of Partnership Interests that are substantially similar to New Securities, the General Partner is authorized to modify or amend the distributions or allocations under this Agreement solely to the extent necessary to give effect to the designations, preferences and other rights pertaining to such Partnership Interests.

               (d) FORFEITURE OF SHARES. If the Partnership or the General Partner acquires Common Shares as a result of the forfeiture of such Common Shares under a restricted or similar share plan, then the General Partner shall cause the Partnership to cancel that number of Partnership Units equal to the number of Common Shares so acquired, and, if the Partnership acquired such Common Shares, it shall transfer such Common Shares to the General Partner for cancellation.

               (e) ISSUANCE PURSUANT TO OPTION PLANS.

                    (1) Upon the exercise of an option to acquire Common Shares of the General Partner that is granted by the Partnership or the General Partner, the optionee shall transfer the exercise price to the Partnership, and the Partnership shall purchase from the General Partner for fair market value at the time of exercise the number of Common Shares with respect to which options were exercised and shall transfer the shares to the optionee. The General Partner shall immediately transfer the proceeds received for the Common Shares to the Partnership in exchange for a number of Units equal to the number of Common Shares sold.

                    (2) The General Partner shall cause the Partnership to issue Partnership Units of the Partnership upon the exercise by any optionee of an option to acquire Partnership Units granted by the Partnership pursuant to the Option Plans in accordance with the terms of the Option Plans. Partnership Units so issued shall represent Limited Partnership Interests.

     4.3 NO PREEMPTIVE RIGHTS. Except to the extent expressly granted by the General Partner pursuant to a written agreement, no Person shall have any preemptive, preferential or other similar right with respect to (a) additional capital contributions or loans to the Partnership, or (b) issuance or sale of any Partnership Units.

     4.4 CAPITAL ACCOUNTS. A separate capital account (a "Capital Account") shall be established and maintained for each Partner in accordance with Regulations Section 1.704-1(b)(2)(iv) and the terms of this Agreement. The General Partner is authorized to revalue the property of the Partnership to its fair market value (as determined by the General Partner, in its sole discretion, and taking into account Section 7701(g) of the Code) in accordance with Regulations Section 1.704-1(b)(2)(iv)(f). When the Partnership's property is revalued by the General Partner, the Capital Accounts of the Partners shall be adjusted in accordance with Regulations Section 1.704-1(b)(2)(iv)(f) and (g).

     4.5 GENERAL PARTNER LOANS OR FUNDING. The General Partner may, or to the extent the General Partner enters into a "Funding Debt" (i.e., any debt incurred by or on behalf of the General Partner for the purpose of providing funds to the Partnership), the General Partner shall, lend Additional Funds to the Partnership or contribute the funds to the Partnership for a Partnership Interest paying a preferred return (a "General Partner Funding"). If the General

Partner enters into such a Funding Debt, the General Partner Funding will consist of the proceeds from such Funding Debt and if the funds are loaned to the Partnership, the loan will be on the same terms and conditions, including interest rate, repayment schedule and costs and expenses, incurred in connection with such Funding Debt, and in the case of a contribution to the Partnership, the preferred partnership interest will substantially reflect the terms of the Funding Debt. Otherwise, any General Partner Funding made pursuant to this
Section 4.5 shall be on terms and conditions no less favorable to the Partnership than would be available to the Partnership from any third party. If a Funding Debt or debt issued by the Partnership is comprised, in whole or in part, of debt convertible into or exchangeable for Common Shares or other equity interests in the General Partner and any portion of such debt is converted into or exchanged for Common Shares, the General Partner shall have the right, but not the obligation, to convert the equivalent amount of the General Partner Funding into additional Partnership Interests.

     4.6 LOANS BY THIRD PARTIES. The Partnership may incur debt, or enter into other similar credit, guarantee, financing or refinancing arrangements for any purpose (including, without limitation, in connection with any further acquisition of properties) from any Person that is not the General Partner upon such terms as the General Partner determines appropriate; provided that, the Partnership shall not incur any debt under which a breach, violation or default would be deemed to occur by virtue of the transfer of any Limited Partnership Interest.



                                5. DISTRIBUTIONS

     5.1 REQUIREMENT AND CHARACTERIZATION OF DISTRIBUTIONS. The General Partner shall, commencing in 1998, distribute at least quarterly an amount equal to all Available Cash generated by the Partnership during such quarter or shorter period to the Partners who are Partners on the Partnership Record Date with respect to such quarter or shorter period (i) first, with respect to any class of Partnership Interests issued pursuant to Section 4.2 that is entitled to a preference over other Partnership Units on the distribution of Available Cash (and among such classes in order of the preferences designated between those classes, and pro rata within each such class), and (ii) then, in accordance with their respective Percentage Interests on such Partnership Record Date; provided that in no event may a Redeeming Partner receive a distribution of Available Cash with respect to a Unit if such Partner is entitled to receive a distribution with respect to a Common Share for which such Unit has been redeemed or exchanged. It will be the policy of the Partnership, commencing in 1998, to make distributions per Unit that are equal to the per share distributions made by the General Partner with respect to its Common Shares, and in any case the per Unit and per share distributions will be equal during the Partnership Years 1998, 1999, and 2000. The General Partner shall make such efforts, as it determines in its sole and absolute discretion, to cause the Partnership to distribute its operating cash flow in a manner that would ensure that such distributions are treated by the Limited Partners as "operating cash flow distributions" within the meaning of Regulations Section 1.707-4(b)(2).

     5.2 AMOUNTS WITHHELD. All amounts withheld pursuant to the Code or any provisions of any state, local or foreign tax law and Section 10.5 with respect to any allocation, payment or distribution to the General Partner or any Limited

Partners or Assignees shall be treated as amounts distributed to the General Partner or such Limited Partners or Assignees pursuant to Section 5.1 for all purposes under this Agreement.

     5.3 DISTRIBUTIONS UPON LIQUIDATION. Proceeds from any sale or other disposition of all or substantially all of the assets of the Partnership or a related series of transactions that, taken together, results in the sale or other disposition of all or substantially all of the assets of the Partnership shall be distributed to the Partners in accordance with Section 13.2.

     5.4 DISTRIBUTIONS IN KIND. No Partner has any right to demand and receive property other than cash. The General Partner may determine, in its sole and absolute discretion, to make a distribution in kind to the Partners of Partnership assets, and such assets shall be distributed in such a fashion as to ensure that the fair market value is distributed and allocated in accordance with Articles 5 and 6.

     5.5 REIT DISTRIBUTION REQUIREMENTS. Notwithstanding anything to the contrary in this Agreement, the General Partner may cause the Partnership to distribute amounts sufficient to enable the General Partner to pay shareholder dividends that will allow the General Partner to (i) meet its distribution requirement for qualification as a REIT as set forth in Section 857(a)(1)of the Code and (ii) avoid any federal income or excise tax liability imposed by the Code.



                                 6. ALLOCATIONS

     6.1 ALLOCATION OF PROFIT AND LOSS.

          (a) GENERAL. Except as otherwise set forth in this Agreement, Profit and Loss and items of income, gain, expense, or loss of the Partnership for each fiscal year of the Partnership shall be allocated among the Partners in accordance with their respective Percentage Interests. The provisions of this
Section 6.1 shall be amended appropriately in the event that the General Partner causes the Partnership to issue Units with different preferences or redemption rights.

          (b)    NONRECOURSE    DEDUCTIONS   AND   MINIMUM   GAIN    CHARGEBACK.
Notwithstanding any provision to the contrary:

               (i) any expense of the Partnership that is a "nonrecourse deduction" within the meaning of Regulations Section 1.704-2(b)(1) shall be allocated in accordance with the Partners' respective Percentage Interests,

               (ii) any expense of the Partnership that is a "partner nonrecourse deduction" within the meaning of Regulations Section 1.704-2(i)(2) shall be allocated in accordance with Regulations
          Section 1.704-2(i)(l),

               (iii) if there is a net decrease in "partnership minimum gain" within the meaning of Regulations Section 1.704-2(g)(1) that would subject a Partner to a "minimum gain chargeback" within the meaning of Regulations Section 1.704-2(f) for any Partnership taxable year, items of gain and income shall be allocated among the Partners in accordance with (to the minimum extent allowable) Regulations Section 1.704-2(f) and the ordering rules contained in Regulations Section 1.704-2(j), and

               (iv) if there is a net decrease within the meaning of Regulations
          Section 1.704-2(i)(4) in "partner nonrecourse debt minimum gain" within the meaning of Regulations Section 1.704-2(i)(5) that would subject a Partner to a minimum gain chargeback for any Partnership taxable year, items of gain and income shall be allocated among the Partners in accordance with (to the minimum extent allowable) Regulations Section 1.704-2(i)(4) and the ordering rules contained in Regulations Section 1.704-2(j).

A Partner's "interest in partnership profits" for purposes of determining its share of the nonrecourse liabilities of the Partnership within the meaning of Regulations Section 1.752-3(a)(3) shall be such Partner's Percentage Interest.

          (c) QUALIFIED INCOME OFFSET. If a Partner receives in any taxable year an adjustment, allocation, or distribution described in subparagraphs (4),(5) or
(6) of Regulations Section 1.704(b)(2)(ii)(d) that causes or increases a negative balance in such Partner's Capital Account that exceeds the sum of such Partner's share of "partnership minimum gain" and "partner nonrecourse debt minimum gain," as determined in accordance with Regulations Sections 1.704-2(g) and 1.704-2(i), such Partner shall be allocated specially for such taxable year (and, if necessary, later taxable years) items of income and gain in an amount and manner sufficient to eliminate such negative Capital Account balance as quickly as possible as provided in Regulations Section 1.704-1(b)(2)(ii)(d).

          (d) CAPITAL ACCOUNT DEFICITS. Loss shall not be allocated to a Partner to the extent that such allocation would cause (or increase) a deficit in such Partner's Capital Account (after reduction to reflect the items described in Regulations Section 1.704-1(b)(2)(ii)(d)(4), (5) and (6)) to exceed the sum of such Partner's shares of "partnership minimum gain" (Regulations Section 1.704-2(g)(1)) and "partner nonrecourse debt minimum gain" (Regulations Section 1.704-2(i)(5)). Any Loss in excess of that limitation shall be allocated to the General Partner.

          (e) ALLOCATIONS UPON CHANGES IN PARTNERSHIP INTERESTS. If a Partner transfers any part or all of its Partnership Interest or upon changes in the outstanding Partnership Interests (such as the issuance or redemption of Partnership Interests), the distributive shares of the various items of Profit and Loss and other items attributable to those Partnership Interests allocable among the Partners during such fiscal year of the Partnership shall be allocated between the transferor and the transferee Partner or between the persons treated a Partners prior to such event and those treated as Partners after the event as the General Partner deems appropriate to take into account their varying interests during that period (which may include interim closings of the books, prorations of items, using daily, weekly, monthly, or quarterly proration periods, etc.). The General Partner, in its sole discretion, shall determine the method or methods to be used to allocate the distributive shares of items between the Partners. In addition, allocations of items among the Partners may be changed by agreement between the General Partner and the affected Limited Partner or Limited Partners, without amendment of this Agreement or consent of the other Limited Partners.

          (f) DEFINITION OF PROFIT AND LOSS. "Profit" and "Loss" and any items of income, gain, expense, or loss referred to in this Agreement shall be determined by the General Partner in accordance with the Partnership's "book" income computed under federal income tax accounting principles taking into account Regulations Section 1.704-1(b)(2)(iv) and the effect of any revaluation of Partnership property in accordance with Regulations Section 1.704-1(b)(2)(iv)(f), except that Profit and Loss shall not include items of income, gain, expense and loss that are specifically allocated, such as pursuant to Section 6.1(b) or 6.1(c).

          (g) TAX ALLOCATIONS. All allocations of income, Profit, gain, Loss, and expense (and all components of those items) for federal income tax purposes shall be allocated among the Partners in the same manner as such allocations of "book" income, gain, loss or deduction are allocated pursuant to this Section 6.1, except as otherwise required by Section 704(c) of the Code and Regulations
Section 1.704-1(b)(4). The General Partner shall have the authority to elect the method to be used by the Partnership for allocating items of income, gain, and expense as required by Section 704(c) of the Code and such election shall be binding on all Partners.

          (h) CURATIVE ALLOCATION.  The allocations set forth in Section 6.1(b),
(c) and (d) (the "Regulatory Allocations") are intended to comply with certain regulatory requirements, including the requirements of Regulations Section 1.704-1(b) and 1.704-2. Notwithstanding the provisions of Section 6.1(b),(c) and
(d), the Regulatory Allocations shall be taken into account in allocating other items of income, gain, loss and deduction among the Partners so that, to the extent possible, the net amount of such allocations of other items and the Regulatory Allocations to each Partner shall be equal to the net amount that would have been allocated to each such Partner if the Regulatory Allocations had not occurred. In applying this Section 6.1(h), a Partner's share of partnership minimum gain and partner nonrecourse debt minimum gain (within the meaning of Regulations Sections 1.704-2(g) and 1.704-2(i), respectively) at any point in time shall be treated as an amount of income or gain that has already been allocated to the Partner.

          6.2 SUBSTANTIAL ECONOMIC EFFECT. It is the intent of the Partners that the allocations of Profit and Loss and items of income, gain, expense and loss under the Agreement have substantial economic effect (or be consistent with the Partners' interests in the Partnership in the case of the allocation of losses attributable to nonrecourse debt) within the meaning of Section 704(b) of the Code as interpreted by the related Regulations. Article 6 and other relevant provisions of this Agreement shall be interpreted in a manner consistent with that intent.



                    7. MANAGEMENT AND OPERATIONS OF BUSINESS

          7.1      MANAGEMENT.

               (a) POWERS OF GENERAL PARTNER. Except as otherwise expressly provided in this Agreement, all management powers over the business and affairs of the Partnership are exclusively vested in the General Partner, and no Limited Partner shall have any right to participate in or exercise control or management power over the business and affairs of the Partnership. Notwithstanding anything to the contrary in this Agreement, the General Partner may not be removed by the

Limited Partners. In addition to the powers that are granted to the General Partner under any other provision of this Agreement, the General Partner shall have full power and authority to do all things deemed necessary or desirable by it to conduct the business of the Partnership, to exercise all powers set forth in Section 3.2 and to effectuate the purposes set forth in Section 3.1, including, without limitation:

               (1) the making of any expenditures, the lending or borrowing of money (including, without limitation, making prepayments on loans and borrowing money to permit the Partnership to make distributions to its Partners in such amounts as will permit the General Partner (so long as the General Partner qualifies as a REIT) to avoid the payment of any federal income tax (including, for this purpose, any excise tax pursuant to Section 4981 of the Code) and to make distributions to its shareholders sufficient to permit the General Partner to maintain REIT status), the assumption or guarantee of, or other contracting for, indebtedness and other liabilities, the issuance of evidences of indebtedness (including the securing of same by mortgage, deed of trust or other lien or encumbrance on the Partnership's assets) and the incurring of any obligations it deems necessary for the conduct of the activities of the Partnership; provided, that all such borrowing, incurrence of debt and prepayments shall be subject to the limitations set forth in Sections 4.5 and 4.6;

               (2) the making of tax, regulatory and other filings, or rendering of periodic or other reports to governmental or other agencies having jurisdiction over the business or assets of the Partnership;

               (3) the acquisition, disposition, sale, conveyance, mortgage, pledge, encumbrance, hypothecation, contribution or exchange of any assets of the Partnership or the merger or other combination of the Partnership with or into another entity on such terms as the General Partner deems proper; provided, however, that: (i) no sale, exchange, disposition or other transfer of any property of the Partnership contributed on January 2, 1997 shall occur prior to December 31, 1998 without the prior written consent of the General Partner; (ii) the sale of all or substantially all of the assets of the Partnership and a Business Combination (as defined in Section 8.7(a)) shall require the consent set forth in Section 8.7(b); and (iii) certain sales of any Designated Property (as defined in Section 8.8) may require the consent of specified persons as set forth in Section 8.8.

               (4) the use of the assets of the Partnership (including, without limitation, cash on hand) for any purpose consistent with the terms of this Agreement and on any terms it sees fit, including, without limitation, the financing of the conduct of the operations of the General Partner, the Partnership or any of the Partnership's Subsidiaries, the lending of funds to other Persons (including the Partnership's Subsidiaries) and the repayment of obligations of the Partnership and its Subsidiaries and any other Person in which it has an equity investment and the making of capital contributions to its Subsidiaries, the holding of any real, personal and mixed property of the Partnership in the name of the Partnership or in the name of a nominee or trustee (subject to Section 7.11), the creation, by grant or otherwise, of easements or servitudes, and the performance of any and all acts necessary or appropriate to the operation of the Partnership assets including, without limitation, applications for rezoning, objections to rezoning, constructing, altering, improving, repairing, renovating, rehabilitating, razing, demolishing or condemning any improvements or property of the Partnership;

               (5) the negotiation, execution, and performance of any contracts, conveyances or other instruments (including with Affiliates of the Partnership to the extent provided in Section 7.7) that the General Partner considers useful or necessary to the conduct of the
          Partnership's operations or the implementation of the General Partner's powers under this Agreement, including, without limitation, the execution and delivery of leases on behalf of or in the name of the Partnership (including the lease of Partnership property for any purpose and without limit as to the term of the lease, whether or not such term (including renewal terms) shall extend beyond the date of termination of the Partnership and whether or not the portion so leased is to be occupied by the lessee or, in turn, subleased in whole or in part to others);

               (6) the opening and closing of bank accounts, the investment of Partnership funds in securities, certificates of deposit and other instruments, and the distribution of Partnership cash or other Partnership assets in accordance with this Agreement;

               (7)  the   establishment   of  one  or  more   divisions  of  the
          Partnership, the selection and dismissal of employees of the Partnership or the General Partner (including, without limitation, employees having titles such as "president," "vice president," "secretary" and "treasurer"), and the engagement and dismissal of agents, outside attorneys, accountants, engineers, appraisers, consultants, contractors and other professionals on behalf of the General Partner or the Partnership and the determination of their compensation and other terms of employment or hiring;

               (8) the maintenance of such insurance for the benefit of the Partnership and the Partners as it deems necessary or appropriate;

               (9) the formation of, or acquisition of an interest in, and the contribution of property to, any further limited or general partnerships, joint ventures, limited liability companies or other relationships that it deems desirable (including, without limitation, the acquisition of interests in, and the contribution of property to, its Subsidiaries and any other Person in which it has an equity investment from time to time);

               (10) the control of any matters affecting the rights and obligations of the Partnership, including the conduct of litigation and the incurring of legal expense and the settlement of claims and litigation, and the indemnification of any Person against liabilities and contingencies to the extent permitted by law;

               (11) the undertaking of any action in connection with the Partnership's direct or indirect investment in its Subsidiaries or any other Person (including, without limitation, the contribution or loan of funds by the Partnership to such Persons);

               (12)  the   determination   of  the  fair  market  value  of  any
          Partnership property distributed in kind using such reasonable method of valuation as it may adopt;

               (13) the issuance of Partnership Units to any Subsidiary that may be necessary for such Subsidiary to satisfy such Subsidiary's obligations under the Option Plans, in exchange for the transfer to the Partnership by such Subsidiary of the price per Partnership Unit required by the Option Plans to be paid by Subsidiaries;

               (14) the management, operation, leasing, landscaping, repair, alteration, demolition or improvement of any real property or improvements owed by the Partnership or any Subsidiary of the Partnership;

               (15) the exercise, directly or indirectly, through any attorney-in-fact acting under a general or limited power of attorney, of any right, including the right to vote, appurtenant to any asset or investment held by the Partnership;

               (16) the exercise of any of the powers of the General Partner enumerated in this Agreement on behalf of or in connection with any Subsidiary of the Partnership or any other Person in which the Partnership has a direct or indirect interest, or jointly with any such Subsidiary or other Person;

               (17) the enforcement of any rights against any Partner pursuant to representations, warranties, covenants and indemnities relating to such Partner's contribution of property or assets to the Partnership;

               (18) the exercise of any of the powers of the General Partner enumerated in this Agreement on behalf of any Person in which the Partnership does not have an interest pursuant to contractual or other arrangements with such Person; and

               (19) the making, execution and delivery of any and all deeds, leases, notes, deeds to secure debt, mortgages, deeds of trust, security agreements, conveyances, contracts, guarantees, warranties, indemnities, waivers, releases or legal instruments or agreements in writing necessary or appropriate in the judgment of the General
          Partner for the accomplishment of any of the powers of the General Partner enumerated in this Agreement.

          (b) NO APPROVAL REQUIRED FOR ABOVE POWERS. Each of the Limited Partners agrees that the General Partner is authorized to execute, deliver and perform the above-mentioned agreements and transactions on behalf of the Partnership without any further act, approval or vote of the Partners, notwithstanding any other provision of this Agreement (except as otherwise specifically provided in paragraph (a)(3) of Section 7.1), the Act or any applicable law, rule or regulation. The execution, delivery or performance by the General Partner or the Partnership of any agreement authorized or permitted under this Agreement shall not constitute a breach by the General Partner of any duty that the General Partner may owe the Partnership or the Limited Partners or any other Persons under this Agreement or of any duty stated or implied by law or equity.

          (c) INSURANCE. The General Partner may cause the Partnership to obtain and maintain casualty, liability and other insurance on the properties of the Partnership and liability insurance for the Indemnities under this Agreement in such amounts as the General Partner, in its sole and absolute discretion, deems appropriate and reasonable from time to time.

          (d) WORKING CAPITAL RESERVES. The General Partner may cause the Partnership to establish and maintain working capital reserves in such amounts as the General Partner, in its sole and absolute discretion, deems appropriate and reasonable from time to time.

          (e) NO OBLIGATIONS TO CONSIDER TAX CONSEQUENCES TO LIMITED PARTNERS. In exercising its authority under this Agreement, the General Partner may, but shall be under no obligation to, take into account the tax consequences to any Partner (including the General Partner) of any action taken (or not taken) by any of them. The General Partner and the Partnership shall not have liability to a Limited Partner for monetary damages or otherwise for losses sustained, liabilities incurred or benefits not derived by such Limited Partner in connection with such decisions, provided that the General Partner has acted in good faith and pursuant to its authority under this Agreement.

     7.2 RESTRICTIONS ON GENERAL PARTNER'S AUTHORITY. The General Partner may not, without the written consent of all of the Limited Partners, take any action in contravention of this Agreement, including, without limitation:

          (a) taking any action that would make it impossible to carry on the ordinary business of the Partnership, except as otherwise provided in this Agreement; or

          (b) possessing Partnership property, or assigning any rights in specific Partnership property, for other than a Partnership purpose except as otherwise provided in this Agreement.

In addition, without the consent of any adversely affected Limited Partner, the General Partner may not perform any act that would subject a Limited Partner to liability as a general partner in any jurisdiction or any other liability except as provided in this Agreement or under the Act.

     7.3 CERTIFICATE OF LIMITED PARTNERSHIP. To the extent that such action is determined by the General Partner to be reasonable and necessary or appropriate, the General Partner shall file amendments to and restatements of the Certificate and do all the things to maintain the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability) under the laws of the State of California and each other jurisdiction in which the Partnership may elect to do business or own property. Subject to the terms of Section 8.5(a)(4) (Rights of Limited Partners to certain business records), the General Partner shall not be required, before or after filing, to deliver or mail a copy of the Certificate, as it may be amended or restated from time to time, to any Limited Partner. The General Partner shall use all reasonable efforts to cause to be filed such other certificates or documents as may be reasonable and necessary or appropriate for the formation, continuation, qualification and operation of a limited partnership (or a partnership in which the limited partners have limited liability) in the State of California and any other jurisdiction in which the Partnership may elect to do business or own property.

     7.4 RESPONSIBILITY FOR EXPENSES.

          (a) NO COMPENSATION. Except as provided in this Section 7.4 and elsewhere in this Agreement (including the provisions of Articles 5 and 6 regarding distributions, payments and allocations to which it may be entitled), the General Partner shall not be compensated for its services as general partner of the Partnership.

          (b) RESPONSIBILITY FOR OWNERSHIP AND OPERATION EXPENSES. Except as provided in Section 7.13, the Partnership shall be responsible for and shall pay all expenses relating to the Partnership's ownership of its assets, and the operation of, or for the benefit of, the Partnership, and the General Partner shall be reimbursed on a monthly basis, or such other basis as the General Partner may determine in its sole and absolute discretion, for all expenses it incurs relating to the Partnership's ownership of its assets and the operation of, or for the benefit of, the Partnership. If certain expenses are incurred for the benefit of the Partnership and other entities, those expenses will be allocated to the Partnership and the other entities in such a manner as the General Partner in its sole and absolute discretion deems fair and reasonable. Such reimbursements shall be in addition to any reimbursement to the General Partner as a result of indemnification pursuant to Section 7.8. All payments and reimbursements under this Agreement represent expenses of the Partnership incurred on its behalf, and not expenses of the General Partner, and shall be so characterized for federal income tax purposes.

          (c) RESPONSIBILITY FOR ORGANIZATION OR ISSUANCE EXPENSES. Except as provided in Section 7.13, the Partnership shall be responsible for and shall pay (or shall reimburse the General Partner for) all expenses incurred relating to the organization of the Partnership (including expenses relating to the issuance of Units), as well as other costs of capital raising or property acquisition incurred by the Partnership or General Partner with respect to funds or properties acquired by the Partnership or by the General Partner for prompt contribution to the Partnership, all of which expenses are considered by the Partners to constitute expenses of, and for the benefit of, the Partnership.

     7.5 PURCHASES OF SHARES BY THE GENERAL PARTNER. If the General Partner purchases shares in connection with a share repurchase or similar program or for the purpose of delivering those shares to satisfy an obligation under any dividend reinvestment or equity purchase program adopted by the General Partner, any employee equity purchase plan adopted by the General Partner or any similar obligation or arrangement undertaken by the General Partner in the future, the purchase price paid by the General Partner for those shares and any other expenses incurred by the General Partner in connection with that purchase shall be considered expenses of the Partnership and shall be reimbursable to the General Partner, subject to the conditions that: (i) if those shares are subsequently sold by the General Partner, the General Partner shall pay to the Partnership any proceeds received by the General Partner for those shares (provided that a transfer of shares for Partnership Units pursuant to Section
8.6 would not be considered a sale for this purpose); and (ii) if the shares are not retransferred by the General Partner within thirty (30) days after the purchase of the shares, the General Partner shall cause the Partnership to cancel a number of Partnership Units held by the General Partner equal to the number of shares purchased.

     7.6 OUTSIDE ACTIVITIES OF THE GENERAL PARTNER. The General Partner shall not directly or indirectly enter into or conduct any business, other than in connection with the ownership, acquisition and disposition of Partnership Interests as a General Partner or Limited Partner and the management of the business of the Partnership, the General Partner's operation as a public reporting company with securities registered under the Securities Exchange Act of 1934, as amended, its operation as a REIT, and such activities as are incidental to those activities. The General Partner shall not own any assets other than Partnership Interests, the stock of an entity qualifying as a "qualified REIT subsidiary" under Section 856(i) of the Code, all of the interests in a limited liability company, debts owed by the Partnership and such bank accounts or similar instruments as it deems necessary to carry out its responsibilities contemplated under this Agreement and the Articles of Incorporation. Notwithstanding the foregoing, the General Partner shall be permitted to own, directly or through Subsidiaries, interests in Partnership properties that do not exceed 1% of the economic interest of any property, and if appropriate for regulatory, tax, or other purposes, the General Partner also may own, directly or through Subsidiaries, interests in assets that the Partnership otherwise could acquire, if the General Partner grants to the Partnership the option to acquire the assets within a period not to exceed three years in exchange for the number of Partnership Units that would be issued if the Partnership acquired the assets at the time of acquisition by the General Partner. The General Partner and Affiliates of the General Partner may acquire Limited Partnership Interests and shall be entitled to exercise all rights of a Limited Partner relating to such Limited Partnership Interests. The provisions of this Section 7.6 shall not be construed to limit the outside activities of Affiliates of the General Partner.

     7.7 CONTRACTS WITH AFFILIATES.

          (a) LOANS. The Partnership may lend or contribute to its Subsidiaries or other Persons in which it has an equity investment, and such Persons may borrow funds from the Partnership, on terms and conditions established in the sole and absolute discretion of the General Partner. The foregoing authority shall not create any right or benefit in favor of any Subsidiary or any other Person.

          (b) TRANSFERS OF ASSETS. The Partnership may transfer assets to joint ventures, other partnerships, corporations or other business entities in which it is or by so transferring the assets becomes a participant upon such terms and subject to such conditions consistent with this Agreement and applicable law.

          (c) CONTRACTS WITH GENERAL PARTNER. Except as expressly permitted by this Agreement, neither the General Partner nor any of its Affiliates shall sell, transfer or convey any property to, or purchase any property from, the Partnership, directly or indirectly, except pursuant to transactions that are on terms that are fair and reasonable and no less favorable to the Partnership than would be obtained from an unaffiliated third party.

          (d) EMPLOYEE BENEFIT PLANS. The General Partner, in its sole and absolute discretion and without the approval of the Limited Partners, may propose and adopt on behalf of the Partnership employee benefit plans funded by the Partnership for the benefit of employees of the General Partner, the Partnership, Subsidiaries of the Partnership or any Affiliate of any of them in respect of services performed, directly or indirectly, for the benefit of the Partnership, the General Partner, or any of the Partnership's Subsidiaries, including any such plan that requires the Partnership, the General Partner or any of the Partnership's Subsidiaries to issue or transfer Partnership Units to employees.

          (e) CONFLICT AVOIDANCE ARRANGEMENTS. The General Partner is expressly authorized to enter into, in the name and on behalf of the Partnership, a right of first opportunity arrangement, non-competition agreements and other conflict avoidance agreements with various Affiliates of the Partnership and the General Partner, on such terms as the General Partner, in its sole and absolute discretion, believes are advisable.

     7.8 INDEMNIFICATION.

          (a) GENERAL. Except as provided in Section 7.13, the Partnership shall indemnify an Indemnitee from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including legal fees and expenses), judgments, fines, settlements, and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, that relate to the operations of the Partnership as set forth in this Agreement in which any Indemnitee may be involved, or is threatened to be involved, as a party or otherwise, unless it is established that: (i) the act or omission of the Indemnitee was material to the matter giving rise to the proceeding and either was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the Indemnitee actually received an improper personal benefit in money, property or services; or (iii) in the case of any criminal proceeding, the Indemnitee had reasonable cause to believe that the act or omission was unlawful. The termination of any proceeding by judgment, order or settlement does not create a presumption that the Indemnitee did not meet the requisite standard of conduct set forth in this Section 7.8(a). The termination of any proceeding by conviction or upon a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the Indemnitee did not meet the requirement standard of conduct set forth in this Section 7.8(a). Any indemnification pursuant to this Section 7.8 shall be made only out of the assets of the Partnership. Notwithstanding the foregoing provisions, the General Partner shall be entitled to reimbursement by the Partnership for any amounts paid by it in satisfaction of indemnification obligations owed by the General Partner to present or former directors of the General Partner, as provided for in or pursuant to the Articles of Incorporation and By-Laws of the General Partner or any similar indemnification agreements between the General Partner and such persons.

          (b) IN ADVANCE OF FINAL DISPOSITION. Except as provided in Section 7.13, reasonable expenses incurred by an Indemnitee who is a party to a proceeding may be paid or reimbursed by the Partnership in advance of the final disposition of the proceeding upon receipt by the Partnership of (a) a written affirmation by the Indemnitee of the Indemnitee's good faith belief that the standard of conduct necessary for indemnification by the Partnership as authorized in this Section 7.8 has been met, and (b) a written undertaking by or on behalf of the Indemnitee to repay the amount if it shall ultimately be determined that the standard of conduct was not met.

          (c) NO EFFECT ON OTHER RIGHTS.  The  indemnification  provided by this
Section 7.8 shall be in addition to any other rights to which an Indemnitee or any other Person may be entitled under any agreement, pursuant to any vote of the Partners, as a matter of law or otherwise, and shall continue as to an Indemnitee who has ceased to serve in such capacity unless otherwise provided in a written agreement pursuant to which such Indemnitee is indemnified.

          (d) INSURANCE. The Partnership may purchase and maintain insurance, on behalf of the Indemnities and such other Persons as the General Partner shall in its sole and absolute discretion determine, against any liability that may be asserted against or expenses that may be incurred by such Person in connection with the Partnership's activities, regardless of whether the Partnership would have the power to indemnify such Person against such liability under the provisions of this Agreement or under applicable law.

          (e) EMPLOYEE BENEFIT PLANS. For purposes of this Section 7.8, the Partnership shall be deemed to have requested an Indemnitee to serve as fiduciary of an employee benefit plan whenever the performance by it of its duties to the Partnership also imposes duties on, or otherwise involves services by, it to the plan or participants or beneficiaries of the plan; excise taxes assessed on an Indemnitee with respect to an employee benefit plan pursuant to applicable law shall constitute fines within the meaning of Section 7.8(a); and actions taken or omitted by the Indemnitee with respect to an employee benefit plan in the performance of its duties for a purpose reasonably believed by it to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose that is not opposed to the best interests of the Partnership.

          (f) NO PERSONAL LIABILITY FOR LIMITED PARTNERS. In no event may an Indemnitee subject the Limited Partners to personal liability by reason of the indemnification provisions set forth in this Agreement.

          (g) INTERESTED TRANSACTIONS. An Indemnitee shall not be denied indemnification in whole or in part under this Section 7.8 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.

          (h) BINDING EFFECT. The provisions of this Section 7.8 are for the benefit of the Indemnities, their heirs, successors, assigns and administrators and shall not be deemed to create any rights for the benefit of any other Persons.

          (i) EFFECT OF AMENDMENT. Any amendment, modification or repeal of this
Section 7.8 or any provision of this Agreement shall be prospective only and shall not in any way affect the rights of an Indemnitee under this Section 7.8 as in effect immediately prior to such amendment modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

     7.9 LIABILITY OF THE GENERAL PARTNER.

          (a) GENERAL. Notwithstanding anything to the contrary set forth in this Agreement, the General Partner shall not be liable for monetary damages to the Partnership, any Partners or any Assignees for losses sustained, liabilities incurred or benefits not derived as a result of errors in judgment or of any act or omissions if the General Partner acted in good faith.

          (b) NO  OBLIGATION  TO CONSIDER  INTERESTS  OF LIMITED  PARTNERS.  The
Limited Partners expressly acknowledge that the General Partner is acting on behalf of the Partnership and the General Partner's shareholders collectively, that the General Partner is under no obligation to consider the separate interests of the Limited Partners (including, without limitation, the tax consequences to Limited Partners or Assignees) in deciding whether to cause the Partnership to take (or decline to take) any actions that the General Partner has undertaken in good faith on behalf of the Partnership, including the disposition of properties of the Partnership, and that the General Partner shall not be liable for monetary damages for losses sustained, liabilities incurred, or benefits not derived by Limited Partners in connection with such decisions provided the General Partner does not violate the terms of any written agreement between the Partnership and one or more Limited Partners.

          (c) ACTS OF AGENTS. Subject to its obligations and duties as General Partner set forth in Section 7.1(a), the General Partner may exercise any of the powers granted to it by this Agreement and perform any of the duties imposed upon it under this Agreement either directly or indirectly or by or through its agents. The General Partner shall not be responsible for any misconduct or negligence on the part of any such agent appointed by it in good faith.

          (d) EFFECT OF AMENDMENT. Any amendment, modification or repeal of this
Section 7.9 or any provision of this Agreement shall be prospective only and shall not in any way affect the limitations on the General Partner's liability to the Partnership and the Limited Partners under this Section 7.9 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

          (e) LIMITATION OF LIABILITY OF SHAREHOLDERS, DIRECTORS AND OFFICERS OF THE GENERAL PARTNER. Any obligation or liability of the General Partner that may arise at any time under this Agreement or any obligation or liability that may be incurred by it pursuant to any other instrument, transaction or undertaking contemplated by this Agreement shall be satisfied, if at all, out of the General Partner's assets only. No such obligation or liability shall be personally binding upon, nor shall resort for the enforcement of any such obligation or liability be had to, the property of any of its shareholders, directors, officers, employees or agents, regardless of whether such obligation or liability is in the nature of contract, tort or otherwise.

     7.10 OTHER MATTERS CONCERNING THE GENERAL PARTNER.

          (a) RELIANCE ON DOCUMENTS. The General Partner may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

          (b) RELIANCE ON CONSULTANTS AND ADVISERS. The General Partner may consult with legal counsel, accountants, appraisers, management consultants, investment bankers, architects, engineers, environmental consultants, and other consultants and advisers selected by it, and any act taken or omitted to be taken in reliance upon the opinion of such Persons as to matters that such General Partner reasonably believes to be within such Person's professional or expert competence shall be conclusively presumed to have been done or omitted in good faith and in accordance with such opinion.

          (c) ACTION THROUGH OFFICERS AND ATTORNEYS. The General Partner shall have the right, in respect of any of its powers or obligations under this Agreement, to act through any of its duly authorized officers and a duly appointed attorney or attorneys-in-fact. Each such attorney shall, to the extent provided by the General Partner in the power of attorney, have full power and authority to do and perform all and every act and duty that is permitted or required to be done by the General Partner under this Agreement.

          (d) ACTIONS TO MAINTAIN REIT STATUS OR AVOID TAXATION OF GENERAL PARTNER. Notwithstanding any other provisions of this Agreement or the Act, any action of the General Partner on behalf of the Partnership or any decision of the General Partner to refrain from acting on behalf of the Partnership, undertaken in the good faith belief that such action or omission is necessary or advisable in order (i) to protect the ability of the General Partner to continue to qualify as a REIT or (ii) to avoid the General Partner incurring any taxes under Section 857 or Section 4981 of the Code, is expressly authorized under this Agreement and is deemed approved by all of the Limited Partners.

     7.11 TITLE TO PARTNERSHIP ASSETS. Title to Partnership assets, whether real, personal or mixed and whether tangible or intangible, shall be deemed to be owned by the Partnership as an entity, and no Partner, individually or collectively, shall have any ownership interest in such Partnership assets or any portion of those assets. Title to any or all of the Partnership assets may be held in the name of the Partnership, the General Partner or one or more nominees, as the General Partner may determine, including Affiliates of the General Partner. The General Partner declares and warrants that any Partnership assets for which legal title is held in the name of the General Partner or any nominee or Affiliate of the General Partner shall be held by the General Partner for the use and benefit of the Partnership in accordance with the provisions of this Agreement; provided, however, that the General Partner shall use its best efforts to cause beneficial and record title to such assets to be vested in the Partnership as soon as reasonably practicable. All Partnership assets shall be recorded as the property of the Partnership in its books and records, irrespective of the name in which legal title to such Partnership assets is held.

     7.12 RELIANCE BY THIRD PARTIES. Notwithstanding anything to the contrary in this Agreement, any Person dealing with the Partnership shall be entitled to assume that the General Partner has full power and authority, without consent or approval of any other Partner or Person, to encumber, sell or otherwise use in any manner any and all assets of the Partnership and to enter into any contracts on behalf of the Partnership, and such Person shall be entitled to deal with the General Partner as if it were the Partnership's sole party in interest, both legally and beneficially. Each Limited Partner waives any and all defenses or other remedies that may be available against such Person to contest, negate or disaffirm any action of the General Partner in connection with any such dealing. In no event shall any Person dealing with the General Partner or its representatives be obligated to ascertain that the terms of this Agreement have been complied with or to inquire into the necessity or expedience of any act or action of the General Partner or its representatives. Each and every certificate, document or other instrument executed on behalf of the Partnership by the General Partner or its representatives shall be conclusive evidence in favor of any and every Person relying on or claiming under those instruments that (a) at the time of the execution and delivery of such certificate, document or instrument, this Agreement was in full force and effect, (b) the Person executing and delivering such certificate, document or instrument was duly authorized and empowered to do so for and on behalf of the Partnership and (c) such certificate, document or instrument was duly executed and delivered in accordance with the terms and provisions of this Agreement and is binding upon the Partnership.

     7.13 TREATMENT OF AND LIMITATION ON PAYMENTS TO GENERAL PARTNER.

          (a) REIMBURSEMENT AND INDEMNIFICATION PAYMENTS. If and to the extent any payments to the General Partner pursuant to Sections 7.4 or 7.8 constitute gross income to the General Partner (as opposed to the repayment of advances made on behalf of the Partnership), those amounts shall constitute guaranteed payments within the meaning of Section 707(c) of the Code, and shall be so treated by the Partnership and all Partners, and shall not be treated as distributions for purposes of computing the Partners' Capital Accounts.

          (b) LIMITATION ON PAYMENTS TO GENERAL PARTNER. To the extent that the amount paid or credited to the General Partner or its officers, directors, employees or agents pursuant to Section 7.4 or Section 7.8 would constitute gross income of the General Partner that is not described in Sections 856(c)(2) or 856(c)(3) of the Code (a "GP Payment") then, notwithstanding any other provisions of this Agreement, the amount of such GP Payment for any fiscal year shall not exceed the lesser of:

               (i) an amount equal to the excess, if any, of

                  (1) four  and  eight  tenths  percent  (4.8%)  of the  General
                      Partner's total gross income (not including any GP Payments or gross income from prohibited transactions) for the fiscal year over

                  (2) the amount of gross income  (within the meaning of Section
                      856(c)(2) of the Code) derived by the General Partner from sources other than those described in subsections (A) through (H) of Section 856(c)(2) of the Code (taking into account Section 856(c)(5)(G), but not including the amount of any GP Payments or gross income from prohibited transactions); or

               (ii) an amount equal to the excess, if any, of

                  (1) twenty-four  and  eight  tenths  percent  (24.8%)  of  the
                      General Partner's total gross income (not including any GP Payments or gross income from prohibited transactions) for the fiscal year over

                  (2) the amount of gross income  (within the meaning of Section
                      856(c)(3) of the Code) derived by the General Partner from sources other than those described in subsections (A) through (I) of Section 856(c)(3) of the Code (but not including the amount of any GP Payments or gross income from prohibited transactions);

Notwithstanding the foregoing, GP Payments in excess of the amounts set forth in paragraphs (i) and (ii) may be made if and to the extent the General Partner, as a condition precedent, obtains an opinion of tax counsel that the receipt of such excess amounts would not adversely affect the General Partner's ability to qualify as a REIT. To the extent GP Payments may not be made in a year due to the above limitations, such GP Payments shall carry over and be treated as arising in the following year(s) (subject again to limitation as set forth above in those years), for a maximum of seven years (treating amounts payable as first being paid from the earliest year such amounts were carried over, and the next succeeding years in chronological order). If any GP Payment is carried over for such seven-year period and not paid, such amount shall no longer be an obligation of the Partnership. If a GP Payment is inadvertently made in an amount in excess of the limitations in this Section 7.13(b), such excess payments shall be treated as a permitted loan from the Partnership to the General Partner, to be repaid as soon as practicable following discovery of the overpayment.



                  8. RIGHTS AND OBLIGATIONS OF LIMITED PARTNERS

     8.1 LIMITATION OF LIABILITY. The Limited Partners shall have no liability under this Agreement except as expressly provided in this Agreement, including
Section 10.5 (Partnership withholding obligations), or under the Act.

     8.2 MANAGEMENT OF BUSINESS. No Limited Partner or Assignee (other than the General Partner, any of its Affiliates or any officer, director, employee, partner, agent or trustee of the General Partner, the Partnership or any of their Affiliates, in their capacity as such) shall take part in the operation, management or control (within the meaning of the Act) of the Partnership's business, transact any business in the Partnership's name or have the power to sign documents for or otherwise bind the Partnership. The transaction of any such business by the General Partner, any of its Affiliates or any officer, director, employee, partner, agent or trustee of the General Partner, the Partnership or any of their Affiliates, in their capacity as such, shall not affect, impair or eliminate the limitations on the liability of the Limited Partners or Assignees under this Agreement.

     8.3 OUTSIDE ACTIVITIES OF LIMITED PARTNERS. Subject to any agreements entered into pursuant to Section 7.7(e) and subject to any other agreements entered into by a Limited Partner or its Affiliates with the General Partner, the Partnership or a Subsidiary, the following rights shall govern outside activities of Limited Partners:

               (a) any Limited Partner (other than the General Partner) and any officer, director, employee, agent, trustee, Affiliate or shareholder of any Limited Partner shall be entitled to and may have business interests and engage in business activities in addition to those relating to the Partnership, including business interests and activities in direct or indirect competition with the Partnership;

               (b) neither the Partnership nor any Partners shall have any rights by virtue of this Agreement in any business ventures of any Limited Partner or Assignee;

               (c) none of the Limited Partners nor any other Person shall have any rights by virtue of this Agreement or the partnership relationship established by this Agreement in any business ventures of any other Person, other than the General Partner, and such Persons shall have no obligation pursuant to this Agreement to offer any interest in any such business ventures to the Partnership, any Limited Partner or any such other Person, even if such opportunity is of a character that, if presented to the Partnership, any Limited Partner or such other Person, could be taken by such Person;

               (d) the fact that a Limited Partner may encounter opportunities to purchase, otherwise acquire, lease, sell or otherwise dispose of real or personal property and may take advantage of such opportunities or introduce such opportunities to entities in which it has or has not any interest, shall not subject such Partner to liability to the Partnership or any of the other Partners on account of the lost opportunity; and

               (e) except as otherwise specifically provided in this Agreement, nothing contained in this Agreement shall be deemed to prohibit a Limited Partner or any Affiliate of a Limited Partner from dealing, or otherwise engaging in business, with Persons transacting business with the Partnership or from providing services relating to the purchase, sale, rental, management or operation of real or personal property (including real estate brokerage services) and receiving compensation for those activities, from any Persons who have transacted business with the Partnership or other third parties.

     8.4 PRIORITY AMONG LIMITED PARTNERS. No Partner (Limited or General) or Assignee shall have priority over any other Partner (Limited or General) or Assignee either as to the return of capital contributions or, except to the extent provided by Article 6 or as permitted by Section 4.2, or otherwise expressly provided in this Agreement, as to profits, losses or distributions.

     8.5 RIGHTS OF LIMITED PARTNERS RELATING TO THE PARTNERSHIP.

          (a) COPIES OF BUSINESS RECORDS. In addition to other rights provided by this Agreement or by the Act, including rights set forth in Article 14, and except as limited by Section 8.5(c), each Limited Partner shall have the right, for a purpose reasonably related to such Limited Partner's interest as a limited partner in the Partnership, upon written demand with a statement of the purpose of such demand and at such Limited Partner's own expense:

               (1) to obtain a copy of the most recent annual and quarterly reports filed with the Securities and Exchange Commission by the General Partner pursuant to the Securities Exchange Act of 1934, as amended;

               (2) to obtain a copy of the Partnership's federal, state and local income tax returns for each Partnership Year;

               (3) to obtain a current list of the name and last known business, residence or mailing address of each Partner;

               (4) to obtain a copy of this Agreement and the Certificate and all amendments, together with executed copies of all powers of attorney pursuant to which this Agreement, the Certificate and all amendments have been executed; and

               (5) to obtain true and full information regarding the amount of cash and a description and statement of any other property or services contributed by each Partner and which each Partner has agreed to contribute in the future, and the date on which each became a Partner.

          (b) NOTIFICATION OF CHANGES IN UNIT ADJUSTMENT FACTOR. The Partnership shall notify each Limited Partner in writing of any change to the number of Units as a result of a change to the Unit Adjustment Factor within ten (10) Business Days of the date such change becomes effective.

          (c) CONFIDENTIAL INFORMATION. Notwithstanding any other provision of this Section 8.5, the General Partner may keep confidential from the Limited Partners, for such period of time as the General Partner determines in its sole and absolute discretion to be reasonable, any Partnership information that (i) the General Partner believes to be in the nature of trade secrets or other information the disclosure of which the General Partner in good faith believes is not in the best interests of the Partnership or (ii) the Partnership is required by law or by agreements with unaffiliated third parties to keep confidential.

     8.6 REDEMPTION RIGHT.

          (a) GENERAL. Beginning one year after the date on which each Limited Partner is admitted to the Partnership (except as otherwise contractually agreed to by the General Partner), each Limited Partner (other than the General Partner) shall have the right (the "Redemption Right") to cause the Partnership to purchase on the Specified Redemption Date all or any of such Limited Partner's Units for cash equal to the Redemption Amount, provided however, that the General Partner has the authority to establish different payment schedules to satisfy a Limited Partner's Redemption Right at the time the Units that are the subject of such Redemption Right are issued. The Redemption Right may be exercised by a Limited Partner (a "Redeeming Partner") at any time and from time to time by delivering a Notice of Redemption to the General Partner not less than ten (10) days prior to such redemption, provided that a Limited Partner may not exercise the Redemption Right for less than one thousand (1,000) Partnership Units unless such Redeeming Partner then holds less than one thousand (1,000) Partnership Units, in which event the Redeeming Partner must exercise the Redemption Right for all of the Partnership Units held by such Redeeming Partner. The Assignee of any Limited Partner may exercise the rights of the Limited Partner pursuant to this Section 8.6, and the Limited Partner shall be deemed to have assigned those rights to the Assignee and shall be bound by the exercise of the rights by the Limited Partner's Assignee, and payments shall be made directly to the Assignee and not to the Limited Partner.

          (b) IF DELIVERY OF COMMON SHARES IS PROHIBITED, ETC. Notwithstanding the provisions of Section 8.6(a) and (d), a Partner shall not be entitled to exercise the Redemption Right pursuant to Section 8.6(a) if (i) the delivery of Common Shares to such Partner on the Specified Redemption Date would be prohibited under the Articles of Incorporation, or (ii) in the opinion of counsel to the General Partner, there is a significant risk that a delivery of Common Shares to the Partner would cause the General Partner to no longer qualify as a REIT, would constitute a violation of applicable securities laws, or would result in the Partnership no longer being treated as a partnership for federal income tax purposes. In addition, the consummation of a redemption shall be subject to the expiration or termination of the applicable waiting period, if any, under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

          (c) SECTION 16 CONSIDERATIONS. If a Redemption Right is exercised by a Redeeming Partner who is a "reporting person" within the meaning of Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the General Partner will promptly notify such Redeeming Partner as to whether the Redemption Right will be satisfied with the payment of cash or through the delivery of Common Shares. If the Partnership or the General Partner elects to satisfy the Redemption Right with the payment of cash, the Redeeming Partner shall have the right to either withdraw its exercise of the Redemption Right, or delay the consummation of the redemption to the extent necessary to avoid a "short-swing" profit under Section 16(b) of the Exchange Act.

          (d) GENERAL PARTNER ASSUMPTION OF REDEMPTION RIGHT.

               (1)  Subject  to the other  provisions  of this  Section  8.6 and
Section 11.3 (Limited Partners' rights to transfer), beginning on the date one year after a Limited Partner's admission to the Partnership (except as otherwise contractually agreed to by the General Partner), the General Partner may assume directly and satisfy the obligations of the Partnership as to a Limited Partner's Redemption Right by paying to a Redeeming Partner either the Shares Amount, or cash equal to the Redemption Amount as of the Specified Redemption Date, with the choice of consideration to be determined at the sole option of the General Partner. If the General Partner shall exercise and perform its right to satisfy the Redemption Right in this manner, the Partnership shall have no obligation to pay any amount to the Redeeming Partner with respect to such Redeeming Partner's exercise of the Redemption Right, and each of the Redeeming Partner, the Partnership, and the General Partner shall treat the transaction between the General Partner and the Redeeming Partner as a sale of the Redeeming Partner's Partnership Units to the General Partner for federal and state income tax purposes. Each Redeeming Partner agrees to execute such documents as the General Partner may reasonably require in connection with the payment of the Redemption Amount. The General Partner shall at all times reserve and keep available out of its authorized but unissued Common Shares, solely for the purpose of effecting the exchange of Partnership Units for Common Shares, such number of Common Shares as shall from time to time be sufficient to effect the conversion of all outstanding Partnership Units, and the exercise or conversion of all other rights to acquire Common Shares. No Limited Partner shall, solely by virtue of being the holder of one or more Partnership Units, be deemed to be a shareholder of or have any other interest in the General Partner.

               (2) Each Redeeming Partner agrees to execute such documents as the General Partner may reasonably require in connection with, and as a condition of, the issuance of Common Shares upon exercise of the Redemption Right, including, without limitation, executing and delivering an investment representation letter with respect to the matters set forth in Section 3.4(c) and related matters.

     8.7 EXTRAORDINARY TRANSACTIONS.

          (a) The General Partner may not engage in any merger, consolidation or other combination with or into another person or sale of all or substantially all of its assets, or any reclassification, or any recapitalization (other than stock splits and stock dividends or other events described in the definition of

"Unit Adjustment Factor") or change of outstanding Common Shares (a "Business Combination"), unless (i) the Limited Partners receive, or have the opportunity to receive, the same consideration per Unit as holders of Common Shares receive per Common Share in the transaction (without regard to tax considerations), or
(ii) Limited Partners (other than the General Partner) holding at least 60% of the Units held by Limited Partners (other than the General Partner) vote to approve the Business Combination.

          (b) In addition to the requirements of Section 8.7(a), the General Partner will not consummate a Business Combination in which the General Partner conducts a vote of the shareholders of the General Partner unless the matter is also submitted to a vote of the Partners. For purposes of the Partnership vote,
(i) each holder of Units (including the General Partner, as to its limited and general partnership interests) shall be entitled to a number of votes equal to the total votes to which the holder would have been entitled in the vote of the General Partner's shareholders if the holder's Units had been exchanged for Common Shares upon the exercise of a Redemption Right, (ii) in the Partnership vote, the General Partner shall be deemed to vote all Units it holds (representing both its general and limited partnership interests) in proportion to the manner in which the General Partner's shareholders voted (disregarding shareholders who did not vote), and (iii) the Business Combination shall be deemed approved by the Partnership if the votes so recorded (the deemed vote with respect to the General Partner's interest and the actual vote of the other holders of Units) satisfy the standard for a favorable vote of the shareholders of the General Partner.

          (c) Notwithstanding the provisions of Section 8.7(a) and (b), the General Partner shall be permitted, without compliance with the requirements of
Section 8.7(a) or (b): (i) to transfer all or part of its partnership interest to an entity wholly owned by the General Partner, or if the General Partner is wholly owned by another entity (the "Parent"), to transfer all or part of its General Partner partnership interest to the Parent, (ii) to merge into any entity wholly-owned by the General Partner or with any parent entity that wholly owns the General Partner (in either such case no change shall be made to the Unit Adjustment Factor as a result of that transaction and the surviving entity shall be treated as was the General Partner), and (iii) to merge into Public Storage Properties XI, Inc. (in which case the Unit Adjustment Factor shall be adjusted as provided with respect to a Successor Entity to take into account the ratio into which shares of the General Partner will be converted into shares of Public Storage Properties XI, Inc.).

     8.8 CONSENT OF CERTAIN LIMITED PARTNERS. Each of the properties listed on Exhibit D (as well as any subsequently acquired property, the federal income tax basis of which is determined by reference to the federal income tax basis of a listed property, such as a property acquired in a "like-kind exchange" for a listed property) is referred to as a "Designated Property." The Partnership may not sell or otherwise dispose of any Designated Property during the ten year period  commencing on the date of the  contribution  to the  Partnership of that
Designated Property in a transaction that will cause gain recognition to the contributing partner, without the prior written consent of Public Storage, Inc. The limitation on disposition of the preceding sentence shall not apply if, at the time of the disposition, Public Storage, Inc. and its affiliated partnerships then own less than 30% of the Units owned as of the date of this Agreement. At the time of any subsequent contributions of property to the Partnership, the General Partner may agree with the contributor to treat the property as a Designated Property that may not be sold or disposed of by the Partnership without the contributor's consent for a period to be agreed upon by the General Partner and the contributor.



                    9. BOOKS, RECORDS, ACCOUNTING AND REPORTS

     9.1 RECORDS AND ACCOUNTING. The General Partner shall keep or cause to be kept at the principal office of the Partnership appropriate books and records with respect to the Partnership's business, including, without limitation, all books and records necessary to provide to the Limited Partners any information, lists and copies of documents required to be provided pursuant to Section 9.3. Any records maintained by or on behalf of the Partnership in the regular course of its business may be kept on, or be in the form of, punch cards, magnetic tape, photographs, micrographics or any other information storage device; provided that the records so maintained are convertible into clearly legible written form within a reasonable period of time. The books of the Partnership shall be maintained for financial purposes on an accrual basis in accordance with generally accepted accounting principles and for tax reporting purposes on the accrual basis.

     9.2 FISCAL YEAR. The fiscal year of the Partnership shall be the calendar year.

     9.3 REPORTS.

          (a) ANNUAL REPORTS. As soon as practicable, but in no event later than 120 days after the close of each Partnership Year, the General Partner shall cause to be mailed to each Limited Partner as of the close of the Partnership Year, an annual report containing financial statements of the Partnership, or of the General Partner if such statements are prepared solely on a consolidated basis with the General Partner, for such Partnership Year, presented in accordance with generally accepted accounting principles, such statements to be audited by a nationally recognized firm of independent public accountants selected by the General Partner.

          (b) QUARTERLY REPORTS. If the General Partner distributes quarterly reports to its shareholders, as soon as practicable, but in no event later than 60 days after the close of each calendar quarter (except the last calendar quarter of each year), the General Partner shall cause to be mailed to each Limited Partner as of the last day of the calendar quarter, a report containing unaudited financial statements of the Partnership, or of the General Partner, if such statements are prepared solely on a consolidated basis with the General Partner, and such other information as may be required by applicable law or regulation, or as the General Partner determines to be appropriate.



                                 10. TAX MATTERS

     10.1 PREPARATION OF TAX RETURNS. The General Partner shall arrange for the preparation and timely filing of all returns of Partnership income, gains, deductions, losses and other items required of the Partnership for federal and state income tax purposes and shall use all reasonable efforts to furnish, within 90 days of the close of each taxable year, the tax information reasonably required by the General Partner and the Limited Partners for federal and state income tax reporting purposes. The Limited Partners shall promptly provide the General Partner with such information relating to the Contributed Properties, including tax basis and other relevant information, as may be reasonably requested by the General Partner from time to time.

          10.2 TAX ELECTIONS. Except as otherwise provided in this Agreement, the General Partner shall, in its sole and absolute discretion, determine whether to make any available election pursuant to the Code; including without limitation, the election under Section 754 of the Code in accordance with applicable regulations. The General Partner shall have the right to seek to revoke any such election (including, without limitation, the election under Section 754 of the Code) upon the General Partner's determination in its sole and absolute discretion that such revocation is in the best interests of the Partners.

          10.3 TAX MATTERS PARTNER.

               (a) GENERAL. The General Partner shall be the "tax matters partner" of the Partnership for federal income tax purposes. Pursuant to Section 6223(c) of the Code, upon receipt of notice from the IRS of the beginning of an administrative proceeding with respect to the Partnership, the tax matters partner shall furnish the IRS with the name, address and profit interest of each of the Limited Partners; provided, however, that such information is provided to the Partnership by the Limited Partners. The Limited Partners shall provide such information to the Partnership as the General Partner shall reasonably request.

               (b) POWERS. The tax matters partner is authorized, but not required:

                    (1) to enter into any  settlement  with the IRS with respect to any administrative or judicial proceedings for the adjustment of Partnership items required to be taken into account by a Partner for income tax purposes (such administrative proceedings being referred to as a "tax audit" and such judicial proceedings being referred to as "judicial review"), and in the settlement agreement the tax matters partner may expressly state that such agreement shall bind all Partners, except that such settlement agreement shall not bind any Partner (a) who (within the time prescribed pursuant to the Code and Regulations) files a statement with the IRS providing that the tax matters partner shall not have the authority to enter into a settlement agreement on behalf of such Partner or (b) who is a "notice partner" (as defined in Section 6231 of the Code) or a member of a "notice group" (as defined in Section 6223(b)(2) of the Code);

                    (2) in the  event  that a notice  of a final  administrative adjustment at the Partnership level of any item required to be taken into account by a partner for tax purposes (a "final adjustment") is mailed or otherwise given to the tax matters partner, to seek judicial review of such final adjustment, including the filing of a petition for readjustment with the Tax Court or the United States Claims Court, or the filing of a complaint for refund with the District Court of the United States for the district in which the Partnership's principal place of business is located;

                    (3) to intervene in any action  brought by any other Partner for judicial review of a final adjustment;

                    (4) to file a request for an administrative  adjustment with the IRS at any time and, if any part of such request is not allowed by the IRS, to file an appropriate pleading (petition, complaint or other document) for judicial review with respect to such request;

                    (5) to enter  into an  agreement  with the IRS to extend the period for assessing any tax that is attributable to any item required to be taken into account by a Partner for tax purposes, or an item affected by such item; and

                    (6) to take any other  action on behalf of the  Partners  of the Partnership in connection with any tax audit or judicial review proceeding to the extent permitted by applicable law or regulations.

          (c) ELECTING LARGE PARTNERSHIP. The General Partner, in its sole discretion, may cause the Partnership to elect to be an "electing large partnership" under Section 775 of the Code. In that case, the General Partner shall be the person authorized to act on behalf of the Partnership in any federal or related state income tax proceeding for purposes of Section 6255 of the Code and shall be authorized to undertake any and all actions on behalf of the Partnership to the maximum extent contemplated under Sections 6240 through 6255 of the Code (including, without limitation, to bind the Partnership and all Partners with respect to any settlement of any proceeding).

          (d) REIMBURSEMENT. The tax matters partner shall receive no compensation for its services. All third-party costs and expenses incurred by the tax matters partner in performing its duties as such (including legal and accounting fees) shall be borne by the Partnership. Nothing in this Agreement shall be construed to restrict the Partnership from engaging an accounting firm and a law firm to assist the tax matters partner in discharging its duties under this Agreement, so long as the compensation paid by the Partnership for such services is reasonable. The taking of any action and the incurring of any expense by the General Partner pursuant to this Section 10.3, except to the extent required by law, is a matter in the sole and absolute discretion of the General Partner, and the provisions relating to indemnification of the General Partner set forth in Section 7.8 shall be fully applicable to the General Partner in its capacity as such.

     10.4 ORGANIZATION EXPENSES. The Partnership shall elect to deduct expenses, if any, incurred by it in organizing the Partnership ratably over a 60-month period as provided in Section 709 of the Code.

     10.5 WITHHOLDING. Each Limited Partner authorizes the Partnership to withhold from or pay on behalf of or with respect to such Limited Partner any amount of federal, state, local, or foreign taxes that the General Partner determines that the Partnership is required to withhold or pay with respect to any amount distributable or allocable to such Limited Partner pursuant to this Agreement, including, without limitation, any taxes required to be withheld or paid by the Partnership pursuant to Sections 1441, 1442, 1445 or 1446 of the Code. Any amount paid on behalf of or with respect to a Limited Partner shall constitute a loan by the Partnership to such Limited Partner, which loan shall be repaid by such Limited Partner within 15 days after notice from the General Partner that such payment must be made unless (a) the Partnership withholds such payment from a distribution that would otherwise be made to the Limited Partner or (b) the General Partner determines, in its sole and absolute discretion, that such payment may be satisfied out of the available funds of the Partnership that would, but for such payment, be distributed to the Limited Partner. Any amounts withheld pursuant to the foregoing clauses (a) or (b) shall be treated as having been distributed to such Limited Partner. Each Limited Partner unconditionally and irrevocably grants to the Partnership a security interest in such Limited Partner's Partnership Interest to secure such Limited Partner's obligation to pay to the Partnership any amounts required to be paid pursuant to this Section
10.5. If a Limited Partner fails to pay any amounts owed to the Partnership pursuant to this Section 10.5 when due, the General Partner may, in its sole and absolute discretion, elect to make the payment to the Partnership on behalf of such defaulting Limited Partner, and in such event shall be deemed to have loaned such amount to such defaulting Limited Partner, and shall succeed to all rights and remedies of the Partnership as against such defaulting Limited Partner (including, without limitation, the right to receive distributions otherwise payable by the Partnership to such defaulting Limited Partner). Any amounts payable by a Limited Partner under this provision shall bear interest at the base rate on corporate loans at large United States money center commercial banks, as published from time to time in the Wall Street Journal, plus four percentage points (but not higher than the maximum lawful rate) from the date such amount is due (i.e., 15 days after demand) until such amount is paid in full. Each Limited Partner shall take such actions as the Partnership or the General Partner shall request in order to perfect or enforce the security interest created under this provision.



                          11. TRANSFERS AND WITHDRAWALS

     11.1 TRANSFER.

          (a) DEFINITION. The term "transfer," when used in this Article 11 with respect to a Partnership Unit, shall be deemed to refer to a transaction by which the General Partner purports to assign its Partnership Interest to another Person or by which a Limited Partner purports to assign its Limited Partnership Interest to another Person, and includes a sale, assignment, gift, pledge, encumbrance, hypothecation, mortgage, exchange or any other disposition by law or otherwise. The term "transfer" when used in this Article 11 does not include any redemption or repurchase of Partnership Units by the Partnership from a Partner or acquisition of Partnership Units from a Limited Partner by the General Partner pursuant to Section 8.6 or otherwise. No part of the interest of a Limited Partner shall be subject to the claims of any creditor, any spouse for alimony or support, or to legal process, and may not be voluntarily or involuntarily alienated or encumbered except as may be specifically provided for in this Agreement.

          (b) REQUIREMENTS. No Partnership Interest shall be transferred, in whole or in part, except in accordance with the terms and conditions set forth in this Article 11. Any transfer or purported transfer of a Partnership Interest not made in accordance with this Article 11 shall be null and void.

     11.2 TRANSFER OF GENERAL PARTNER'S PARTNERSHIP INTEREST.

          (a) GENERAL. The General Partner may not withdraw as a General Partner or transfer its General Partnership Interest except in connection with a transaction described in Section 8.7.

          (b) TRANSFER TO PARTNERSHIP. The General Partner may transfer Limited Partnership Interests held by it to the Partnership.

     11.3 LIMITED PARTNERS' RIGHTS TO TRANSFER.

          (a) GENERAL. Except as provided in this Agreement, a Limited Partner may not transfer its Partnership Interest without the prior written consent of the General Partner, which consent may be given or withheld by the General Partner in its sole and absolute discretion. Notwithstanding the foregoing, subject to the provisions of subsections (d), (e), (f) and (g) of this Section 11.3, and Sections 11.4 and 11.6, a Limited Partner may, without the prior written consent of the General Partner

               (i) transfer all or any portion of its Partnership Interest to the General Partner,

               (ii) transfer all or any portion of its Partnership Interest to an Affiliate, another original Limited Partner or to an "Immediate Family" member (i.e., as to any natural Person, such natural Person's spouse, parents, descendants, nephews, nieces, brothers and sisters),

               (iii) if such Limited Partner is a natural person, transfer all or any portion of his or her Partnership Interest upon his or her death to such Limited Partner's estate, executor, administrator or personal representative or to such Limited Partner's beneficiaries pursuant to a devise or bequest or by the laws of descent and distribution or to a trust of which such Limited Partner is a settlor or co-settlor with a member of his or her Immediate Family and the beneficiaries of which include no Person other than such Limited Partner and/or such Limited Partner's Immediate Family,

               (iv) transfer all or any portion of its Partnership Interest pursuant to the exercise of the Redemption Right,

               (v) pledge all or any portion of its Partnership Interest to a lending institution, that is not an Affiliate of such Limited Partner, as collateral or security for a bona fide loan or other extension of credit, and transfer such pledged Partnership Interest to such lending institution in connection with the exercise of remedies under such loan or extension or credit, and

               (vi) if such Limited Partner is a corporation, partnership or other business entity, transfer all or any portion of its Partnership Interest to one or more entities that are wholly owned and controlled by such Limited Partner or by distributing Partnership Interests in a liquidation, winding up or otherwise without consideration to the equity owners of such corporation, partnership or business entity.

In order to effect any transfer, the Limited Partner must deliver to the General Partner a duly executed copy of the instrument making such transfer and such instrument must evidence the written acceptance by the assignee of, and compliance with, all of the terms and conditions of this Agreement and represent that such assignment was made in accordance with all applicable laws and regulations.

               (b) GENERAL PARTNER RIGHT OF FIRST REFUSAL. A Partner shall give to the General Partner written notice of any proposed transfer that is not otherwise permitted pursuant to Section 11.3(a) above, which notice shall state
(i) the identity of the proposed transferee, and (ii) the amount and type of consideration proposed to be received for the transferred Partnership Units. The General Partner shall have ten (10) days within which to give the transferring Partner notice of its election to acquire the Partnership Units on the proposed terms. If the General Partner does not so elect, the transferring Partner may transfer such Partnership Units to a third party, on economic terms no more favorable to the transferee than the proposed terms, subject to the other conditions of this Section 11.3.

               (c) ASSUMPTION OF OBLIGATIONS. It is a condition to any transfer otherwise permitted under this Agreement (excluding Pledges of a Partnership Interest, but including any transfer of the pledged Partnership Interest, whether to the secured party or otherwise, pursuant to the secured party's exercise of its remedies under such Pledge or the related loan or extension of credit) that the transferee assumes by operation of law or express agreement all of the obligations of the transferor Limited Partner under this Agreement with respect to such transferred Partnership Interest and no such transfer (other than pursuant to a statutory merger or consolidation in which all obligations and liabilities of the transferor Partner are assumed by a successor corporation by operation of law) shall relieve the transferor Partner of its obligations under this Agreement without the approval of the General Partner, in its reasonable discretion. Notwithstanding the foregoing, any transferee of any transferred Partnership Interest shall be subject to any and all ownership limitations contained in the Articles of Incorporation. Any transferee, whether or not admitted as a Substituted Limited Partner, shall take subject to the obligations of the transferor under this Agreement. Unless admitted as a Substitute Limited Partner, no transferee, whether by a voluntary transfer, by operation of law or otherwise, shall have rights under this Agreement, other than the rights of an Assignee as provided in Section 11.5.

               (d) INCAPACITATED LIMITED PARTNERS. If a Limited Partner is subject to Incapacity, the executor, administrator, trustee, committee, guardian, conservator or receiver of such Limited Partner's estate shall have all the rights of a Limited Partner, but not more rights than those enjoyed by other Limited Partners for the purpose of settling or managing the estate and such power as the Incapacitated Limited Partner possessed to transfer all or any part of his or her interest in the Partnership. The Incapacity of a Limited Partner, in and of itself, shall not dissolve or terminate the Partnership.

               (e) TRANSFERS CONTRARY TO SECURITIES LAWS. The General Partner may prohibit any transfer otherwise permitted under Section 11.3 by a Limited Partner of its Partnership Units if, in the opinion of legal counsel to the

Partnership, such transfer would require filing of a registration statement under the Securities Act or would otherwise violate any federal or state securities laws or regulations applicable to the Partnership or the Partnership Units.

               (f) TRANSFERS AFFECTING TAX STATUS. No transfer by a Limited Partner of its Partnership Units (or any economic or other interest, right or attribute) may be made to any Person, including a redemption or exchange pursuant to Section 8.6, if (i) in the opinion of legal counsel for the Partnership, it would cause a termination of the Partnership for federal or state income tax purposes that the General Partner believes would have a material adverse effect or result in the Partnership being treated for federal income tax purposes as an association taxable as a corporation, or (ii) such transfer is effectuated through an "established securities market" or a "secondary market (or the substantial equivalent)" within the meaning of Section 7704 of the Code. Notwithstanding anything to the contrary in this Agreement, no interests in the Partnership shall be issued in a transaction that is (or transactions that are) registered or required to be registered under the Securities Act.

               (g) TRANSFERS TO HOLDERS OF NONRECOURSE LIABILITIES. No transfer or pledge of any Partnership Units may be made to a lender to the Partnership or any Person who is related (within the meaning of Section 1.752-4(b) of the Regulations) to any lender to the Partnership whose loan constitutes a "nonrecourse liability" (within the meaning of Section 1.752-1(a)(2) of the Regulations) without the consent of the General Partner, in its sole and absolute discretion, provided that as a condition to any such consent the lender will be required to enter into an arrangement with the Partnership and the General Partner to exchange or redeem for the Redemption Amount any Partnership Units that such lender or related person owns or would acquire upon foreclosure of a security interest simultaneously with the time at which such lender would be deemed to be a partner in the Partnership for purposes of allocating liabilities to such lender under Section 752 of the Code.

               (h) OTHER RESTRICTIONS. In addition to any other restrictions on transfer contained in this Agreement, in no event may a transfer or assignment of a Partnership Interest by any Partner (including a transfer upon exercise of the Redemption Right) be made without the consent of the General Partner in its sole and absolute discretion:

                    (i) to any person or entity who lacks the legal right, power or capacity to own a Partnership Interest;

                    (ii) in violation of applicable law;

                    (iii) of any component  portion of a  Partnership  Interest, such as the Capital Account, or rights to distributions, separate and apart from all other components of a Partnership Interest,

                    (iv) in the event such transfer adversely affects the General Partner's ability to qualify as a REIT or could subject the General Partner to any additional taxes under Section 857 or
               Section 4981 of the Code;

                    (v) if such transfer would cause the  Partnership to become, with respect to any employee benefit plan subject to Title I of ERISA, a "party-in-interest" (as defined in Section 3(14) of ERISA) or a "disqualified person" (as defined in Section 4975(c) of the Code);

                    (vi) if such  transfer  would,  in the opinion of counsel to the Partnership, cause any portion of the assets of the Partnership to constitute assets of any employee benefit plan pursuant to Department of Labor Regulations Section 2510.2-101; or

                    (vii) if such transfer subjects the Partnership to regulation under the Investment Partnership Act of 1940, the Investment Advisors Act of 1940 or the Employee Retirement Income Security Act of 1974, each as amended.

     11.4 SUBSTITUTED LIMITED PARTNERS.

          (a) CONSENT OF GENERAL PARTNER REQUIRED. No Limited Partner shall have the right to substitute a transferee as a Limited Partner in its place without the prior written consent of the General Partner, which consent may be given or withheld by the General Partner in its sole and absolute discretion. The General Partner's failure or refusal to permit a transferee of any such interests to become a Substituted Limited Partner shall not give rise to any cause of action against the Partnership or any Partner.

          (b) RIGHTS AND DUTIES OF SUBSTITUTED LIMITED PARTNERS. A transferee who has been admitted as a Substituted Limited Partner in accordance with this
Article 11 shall have all the rights and powers and be subject to all the restrictions and liabilities of a Limited Partner under this Agreement.

          (c) AMENDMENT OF EXHIBIT A. Upon the admission of a Substituted Limited Partner, the General Partner shall amend Exhibit A to reflect the name, address, number of Partnership Units, and Percentage Interest of such Substituted Limited Partner and to eliminate or adjust, if necessary, the name, address and interest of the predecessor of such Substituted Limited Partner.

     11.5 ASSIGNEES. If the General Partner, in its sole and absolute discretion, does not consent to the admission of any permitted transferee under
Section 11.4 as a Substituted Limited Partner, such transferee shall be considered an Assignee for purposes of this Agreement. An Assignee shall be entitled to all the rights of an assignee of a limited partnership interest under the Act, including the right to receive distributions from the Partnership and the share of Profit, Loss, and gain attributable to the Partnership Units assigned to such transferee, but shall not be deemed to be an owner of Partnership Units for any other purpose under this Agreement, and shall not be entitled to vote such Partnership Units in any matter presented to the Limited Partners for a vote (such vote remaining with the transferor Limited Partner). If any such transferee desires to make a further assignment of any such Partnership Units, such transferee shall be subject to all the provisions of this Article 11 to the same extent and in the same manner as any Limited Partner desiring to make an assignment of Partnership Units.

     11.6 GENERAL PROVISIONS.

               (a) WITHDRAWAL OF LIMITED PARTNER. No Limited Partner may withdraw from the Partnership other than as a result of a permitted transfer of all of such Limited Partner's Partnership Units in accordance with this Article 11 or pursuant to a redemption of all of its Partnership Units upon exercise of the Redemption Right.

               (b) TRANSFER OF ALL PARTNERSHIP UNITS BY LIMITED PARTNER. Any Limited Partner who shall transfer all of its Partnership Units in a transfer permitted pursuant to this Article 11 or pursuant to the Redemption Right shall cease to be a Limited Partner, except as otherwise provided in Section 11.5.

               (c) TIMING OF TRANSFERS. Transfers pursuant to this Article 11 may only be made on the first day of a fiscal quarter of the Partnership, unless the General Partner otherwise agrees.



                            12. ADMISSION OF PARTNERS

     12.1 ADMISSION OF SUCCESSOR GENERAL PARTNER. A successor to all of the General Partner's General Partnership Interest pursuant to Section 8.7 who is proposed to be admitted as a successor General Partner shall be admitted to the Partnership as the General Partner, effective upon such transfer, provided that, in the case of transactions other than those described in Section 8.7(c), Limited Partners representing a majority of the Percentage Interests (including Limited Partnership Interests held by the General Partner) vote to admit such person as successor General Partner, which votes shall be cast by such Limited Partners in their sole and absolute discretion. Provided such vote of the Limited Partners is obtained, any such transferee shall carry on the business of the Partnership without dissolution. In each case, the admission shall be subject to the successor General Partner executing and delivering to the Partnership an acceptance of all of the terms and conditions of this Agreement and such other documents or instruments as may be required to effect the admission.

     12.2 ADMISSION OF ADDITIONAL LIMITED PARTNERS.

          (a) GENERAL. A Person who makes a capital contribution to the Partnership in accordance with this Agreement or who exercises an option to receive Partnership Units shall be admitted to the Partnership as an Additional Limited Partner only upon furnishing to the General Partner (a) evidence of acceptance in form satisfactory to the General Partner of all of the terms and conditions of this Agreement, including, without limitation, the power of attorney granted in Article 16 and (b) such other documents or instruments as may be required in the discretion of the General Partner in order to effect such Person's admission as an Additional Limited Partner.

          (b) CONSENT OF GENERAL PARTNER REQUIRED. Notwithstanding anything to the contrary in this Section 12.2, no Person shall be admitted as an Additional Limited Partner without the consent of the General Partner, which consent may be given or withheld in the General Partner's sole and absolute discretion. The admission of any Person as an Additional Limited Partner shall become effective on the date upon which the name of such Person is recorded on the books and records of the Partnership, following the consent of the General Partner to such admission.

     12.3 AMENDMENT OF AGREEMENT AND CERTIFICATE. For the admission to the Partnership of any Partner, the General Partner shall take all steps necessary and appropriate under the Act to amend the records of the Partnership and, if necessary, to prepare as soon as practical an amendment of this Agreement (including an amendment of Exhibit A) and, if required by law, shall prepare and file an amendment to the Certificate and may for this purpose exercise the power of attorney granted pursuant to Article 16.



                         13. DISSOLUTION AND LIQUIDATION

     13.1 DISSOLUTION. The Partnership shall not be dissolved by the admission of Substituted Limited Partners or Additional Limited Partners or by the admission of a successor General Partner in accordance with the terms of this Agreement. The Partnership shall dissolve, and its affairs shall be wound up, upon the first to occur of any of the following ("Events of Dissolution"):

          (a) the  expiration of the  Partnership's  term as provided in Section
2.4;

          (b) an event of withdrawal of the General Partner, as defined in the Act, unless, within 90 days after the withdrawal, remaining Partners holding a majority of the Units agree in writing to continue the business of the Partnership and to the appointment, effective as of the date of withdrawal, of a substitute General Partner;

          (c) from and after the date of this Agreement through December 31, 2056, an election to dissolve the Partnership made by the General Partner with the consent of the holders of a majority of the Percentage Interests (including Limited Partnership Interests held by the General Partner), and on or after January 1, 2056, an election to dissolve the Partnership made by the General Partner, in its sole and absolute discretion;

          (d) entry of a decree of judicial dissolution of the Partnership pursuant to the provisions of the Act;

          (e) the sale of all or substantially all of the assets and properties of the Partnership;

          (f) the merger or other combination of the Partnership with or into another entity; or

          (g) the General Partner --

               (1) makes an assignment for the benefit of creditors;

               (2) files a voluntary petition in bankruptcy;

               (3) is adjudged a bankrupt or insolvent, or has entered against it an order for relief in any bankruptcy or insolvency proceeding;

               (4)  files  a  petition   or  answer   seeking   for  itself  any
          reorganization, arrangements, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation;

               (5) files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against it in any proceeding of this nature; or

               (6) seeks, consents to or acquiesces in the appointment of a trustee, receiver or liquidator of the General Partner or of all or any substantial part of its properties.

     13.2 WINDING UP.

               (a) GENERAL. Upon the occurrence of an Event of Dissolution, the Partnership shall continue solely for the purposes of winding up its affairs in an orderly manner, liquidating its assets, and satisfying the claims of its creditors and Partners. No Partner shall take any action that is inconsistent with, or not necessary to or appropriate for, the winding up of the Partnership's business and affairs. The General Partner (or, in the event there is no remaining General Partner, any Person elected by a majority in interest of the Limited Partners (the "Liquidator")) shall be responsible for overseeing the winding up and dissolution of the Partnership and shall take full account of the Partnership's liabilities and property and the Partnership property shall be liquidated as promptly as is consistent with obtaining the fair value of the property, and the proceeds shall be applied and distributed in the following order:

               (1)  First,   to  the  payment  and   discharge  of  all  of  the
          Partnership's debts and liabilities to creditors other than the Partners;

               (2) Second, to the payment and discharge of or provision for all of the Partnership's debts and liabilities to the General Partner;

               (3)  Third,   to  the  payment  and   discharge  of  all  of  the
          Partnership's debt and liabilities to the other Partners, pro rata in accordance with amounts owed to each such Partner; and

               (4) The balance, if any, to the General Partner and Limited Partners in accordance with their Capital Accounts, after giving effect to all contributions, distributions, and allocations for all periods.

          The General Partner shall not receive any additional compensation for any services performed pursuant to this Article 13, other than reimbursement of its expenses.

          (b) WHERE IMMEDIATE SALE OF PARTNERSHIP'S ASSETS IMPRACTICAL. Notwithstanding the provisions of Section 13.2(a) that require liquidation of the assets of the Partnership, but subject to the order of priorities set forth in that provision, if prior to or upon dissolution of the Partnership the Liquidator determines that an immediate sale of part or all of the Partnership's assets would be impractical or would cause undue loss to the Partners, the Liquidator may, in its sole and absolute discretion, defer for a reasonable time the liquidation of any assets except those necessary to satisfy liabilities of the Partnership (including to those Partners as creditors) or, with the consent of the Partners holding a majority of the Partnership Units, distribute to the Partners, in lieu of cash, as tenants in common and in accordance with the provisions of Section 13.2(a), undivided interests in such Partnership assets as the Liquidator deems not suitable for liquidation. Any such distributions in kind shall be made only if, in the good faith judgment of the Liquidator, such distributions in kind are in the best interest of the Partners, and shall be subject to such conditions relating to the disposition and management of such properties as the Liquidator deems reasonable and equitable and to any agreements governing the operation of such properties at such time. The Liquidator shall determine the fair market value of any property distributed in kind using such reasonable method of valuation as it may adopt.

     13.3 LIQUIDATION. Subject to Section 13.4, in the event the Partnership is "liquidated" within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), distributions shall be made pursuant to this Article 13 to the General Partner and Limited Partners who have positive Capital Accounts in compliance with Regulations Section 1.704-1(b)(2)(ii)(b)(2) (including any timing requirements of those provisions). In the discretion of the General Partner, a pro rata portion of the distributions that would otherwise be made to the General Partner and Limited Partners pursuant to this Article 13 may be: (a) distributed to a liquidating trust established for the benefit of the General Partner and Limited Partners for the purpose of liquidating Partnership assets, collecting amounts owed to the Partnership, and paying any contingent or unforeseen liabilities or obligations of the Partnership or of the General Partner arising out of or in connection with the Partnership (the assets of any such trust shall be distributed to the General Partner and Limited Partners from time to time, in the reasonable discretion of the General Partner, in the same proportions as the amount distributed to such trust by the Partnership would otherwise have been distributed to the General Partner and Limited Partners pursuant to this Agreement); or (b) withheld to provide a reasonable reserve for Partnership liabilities (contingent or otherwise) and to reflect the unrealized portion of any installment obligations owed to the Partnership, provided that such withheld amounts shall be distributed to the General Partner and Limited Partners as soon as practicable.

     13.4 DEEMED DISTRIBUTION AND RECONTRIBUTION. Notwithstanding any other provision of this Article 13, in the event the Partnership is liquidated within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g) but no Event of Dissolution has occurred, the Partnership's property shall not be liquidated, the Partnership's liabilities shall not be paid or discharged, and the Partnership's affairs shall not be wound up.

     13.5 RIGHTS OF LIMITED PARTNERS. Except as specifically provided in this Agreement, each Limited Partner shall look solely to the assets of the Partnership for the return of its capital contribution and shall have no right or power to demand or receive property other than cash from the Partnership. Except as specifically provided in this Agreement, no Limited Partner shall have priority over any other Limited Partner as to the return of its capital contributions, distributions, or allocations.

     13.6 NOTICE OF DISSOLUTION. If an Event of Dissolution or an event occurs that would, but for provisions of Section 13.1, result in a dissolution of the Partnership, the General Partner shall, within 30 days of the event, provide written notice of the event to each of the Partners and to all other parties with whom the Partnership regularly conducts business (as determined in the sole and absolute discretion of the General Partner) and shall publish notice of the event in a newspaper of general circulation in each place in which the Partnership regularly conducts business (as determined in the sole and absolute discretion of the General Partner).

     13.7 CANCELLATION OF CERTIFICATE OF LIMITED PARTNERSHIP. Upon the completion of the liquidation of the Partnership as provided in Section 13.2, the Partnership shall be terminated and the Certificate and all qualifications of the Partnership as a foreign limited partnership in jurisdictions other than the State of California shall be canceled and such other actions as may be necessary to terminate the Partnership shall be taken.

     13.8 REASONABLE TIME FOR WINDING-UP. A reasonable time shall be allowed for the orderly winding-up of the business and affairs of the Partnership and the liquidation of its assets pursuant to Section 13.2, in order to minimize any losses otherwise attendant upon such winding-up, and the provisions of this Agreement shall remain in effect between the Partners during the period of liquidation.



                14. AMENDMENT OF PARTNERSHIP AGREEMENT; MEETINGS

     14.1 AMENDMENTS.

          (a) GENERAL. Amendments to this Agreement may be proposed by the General Partner or by any Limited Partners holding 25 percent or more of the Partnership Units. Following such proposal, the General Partner shall submit any proposed amendment to the Limited Partners. The General Partner shall seek the written vote of the Partners on the proposed amendment or shall call a meeting to vote on the proposal and to transact any other business that it may deem appropriate. For purposes of obtaining a written vote, the General Partner may establish a Partnership Record Date and require a response within a reasonable specified time, but not less than 15 days, and FAILURE TO RESPOND IN SUCH TIME PERIOD SHALL CONSTITUTE A VOTE THAT IS CONSISTENT WITH THE GENERAL PARTNER'S RECOMMENDATION WITH RESPECT TO THE PROPOSAL. Except as provided in Section 14.1(b) or 14.1(c), a proposed amendment shall be adopted and be effective as an amendment to this Agreement if it is approved by the General Partner and it receives the consent of a majority of the Partnership Units held by the Limited Partners (including Partnership Units held by the General Partner in its capacity as a Limited Partner).

          (b) GENERAL PARTNER'S POWER TO AMEND. Notwithstanding Section 14.1(a), the General Partner shall have the power, without the consent of the Limited Partners, to amend this Agreement as may be required to facilitate or implement any of the following purposes:

               (1) to add to the obligations of the General Partner or surrender any right or power granted to the General Partner or any Affiliate of the General Partner for the benefit of the Limited Partners;

               (2) to reflect the admission, substitution, termination, or withdrawal of Partners in accordance with this Agreement;

               (3) to set forth the rights, powers, duties, and preferences of the holders of any additional Partnership Interests issued pursuant to
     Section 4.2(b);

               (4) to reflect a change that does not adversely affect the Limited Partners in any material respect, or to cure any ambiguity, correct or supplement any provision in this Agreement not inconsistent with law or with other provisions, or make other changes with respect to matters arising under this Agreement that will not be inconsistent with law or with the provisions of this Agreement;

               (5) to satisfy any requirements, conditions, or guidelines contained in any order, directive, opinion, ruling or regulation of a federal or state agency or contained in federal or state law; and

               (6) to reflect such changes as are reasonably necessary for the General Partner to maintain its status as a REIT.

          The General Partner will notify the Limited Partners when any material action under this Section 14.1(b) is taken in the next regular communication to the Limited Partners.

          (c) CONSENT OF ADVERSELY  AFFECTED PARTNER  REQUIRED.  Notwithstanding
Section 14.1(a), this Agreement shall not be amended without the consent of each Partner adversely affected if such amendment would:

               (1) convert a Limited Partner's interest in the Partnership into a general partner's interest,

               (2) modify the limited liability of a Limited Partner,

               (3) alter rights of the Partner to receive distributions pursuant to Article 5, or the allocations specified in Article 6 (except as permitted pursuant to Section 4.2 and Section 14.1(b)(3)),

               (4) alter or modify the Redemption Right or the Redemption Amount as set forth in Section 8.6 and related definitions,

               (5) cause the termination of the Partnership prior to the time set forth in Sections 2.5 or 13.1,

               (6) affect the operation of the Unit Adjustment Factor in a manner adverse to the Limited Partners, or

               (7) impose on the Limited Partners any obligation to make additional capital contributions to the Partnership or (viii) amend this Section 14.1(c).

Further, no amendment may alter the restrictions of the General Partner's authority set forth in Section 7.2 without the consent specified in that Section.

     14.2 MEETINGS OF THE PARTNERS.

          (a) GENERAL. Meetings of the Partners may be called by the General Partner and shall be called upon the receipt by the General Partner of a written request by Limited Partners holding 25 percent or more of the Partnership Units. The call shall state the nature of the business to be transacted. Notice of any such meeting shall be given to all Partners not less than seven days nor more than 30 days prior to the date of such meeting. Partners may vote in person or by proxy at such meeting. Whenever the vote or consent of Partners is permitted or required under this Agreement, such vote or consent may be given at a meeting of Partners or may be given in accordance with the procedure prescribed in
Section 14.1. Except as otherwise expressly provided in this Agreement, the consent of holders of a majority of the Percentage Interests (including Limited Partnership Interests held by the General Partner) shall control.

          (b) ACTION BY WRITTEN CONSENT. Any action required or permitted to be taken at a meeting of the Partners may be taken without a meeting if a written consent setting forth the action so taken is signed by a majority of the Percentage Interests of the Partners (or such other percentage as is expressly required by this Agreement for such action to be taken at a meeting). Such consent may be in one instrument or in several instruments, and shall have the same force and effect as a vote of a majority of the Percentage Interests of the Partners (or such other percentage as is expressly required by this Agreement for such action to be taken at a meeting). Such consent shall be filed with the General Partner. An action so taken shall be deemed to have been taken at a meeting held on the effective date so certified.

          (c) PROXIES. Each Limited Partner may authorize any Person or Persons to act for him by proxy on all matters in which a Limited Partner is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. Every proxy must be signed by the Limited Partner or its attorney-in-fact. No proxy shall be valid after the expiration of 11 months from the date of the proxy unless otherwise provided in the proxy. Every proxy shall, unless otherwise specifically provided in the proxy, be revocable at the pleasure of the Limited Partner executing it.

          (d) CONDUCT OF MEETING. Each meeting of Partners shall be conducted by the General Partner or such other Person as the General Partner may appoint pursuant to such rules for the conduct of the meeting as the General Partner or such other Person deems appropriate, including establishment of a Partnership Record Date for such meeting.



                             15. GENERAL PROVISIONS

     15.1 ADDRESSES AND NOTICE. All notices and demands under this Agreement shall be in writing, and may be either delivered personally (which shall include deliveries by courier) by telefax, telex or other wire transmission (with request for evidence of receipt in a manner appropriate with respect to communications of that type, provided that a confirmation copy is concurrently sent by a nationally recognized express courier for overnight delivery) or mailed, postage prepaid, by certified or registered mail, return receipt requested, directed to the parties at their respective addresses set forth on Exhibit A, as it may be amended from time to time, and, if to the Partnership, such notices and demands sent in the foregoing manner must be delivered at its principal place of business set forth above. Notices delivered personally or by telefax, telex or other wire transmission shall be effective on the first Business Day following the date of delivery or transmission. Notices that are mailed shall be deemed to have been received three (3) Business Days following the date so mailed. Any party may designate a different address to which notices and demands shall subsequently be directed by written notice given in the same manner and directed to the Partnership at its office.

     15.2 TITLES AND CAPTIONS. All article or Section titles or captions in this Agreement are for convenience only. They shall not be deemed part of this

Agreement and in no way define, limit, extend or describe the scope or intent of any provisions of this Agreement. Except as specifically provided otherwise, references to "Articles" and "Sections" are to Articles and Sections of this Agreement.

     15.3 PRONOUNS AND PLURALS. Whenever the context may require, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa.

     15.4 FURTHER ACTION. The parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

     15.5 BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

     15.6 WAIVER OF PARTITION. The Partners agree that the Partnership properties are not and will not be suitable for partition. Accordingly, each of the Partners irrevocably waives any and all rights (if any) that it may have to maintain any action for partition of any of the Partnership properties.

     15.7 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement among the parties with respect to the matters contained in this Agreement; it supersedes any prior agreements or understandings among them and it may not be modified or amended in any manner other than pursuant to Article 14.

     15.8 SECURITIES LAW PROVISIONS. The Partnership Units have not been registered under the federal or state securities laws of any state and, therefore, may not be resold unless appropriate federal and state securities laws, as well as the provisions of Article 11, have been complied with.

     15.9 REMEDIES NOT EXCLUSIVE. Any remedies contained in this Agreement for breaches of obligations under this Agreement shall not be deemed to be exclusive and shall not impair the right of any party to exercise any other right or remedy, whether for damages, injunction or otherwise.

     15.10 TIME. Time is of the essence of this Agreement.

     15.11 CREDITORS. None of the provisions of this Agreement shall be for the benefit of, or shall be enforceable by, any creditor of the Partnership.

     15.12 WAIVER. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach of this Agreement shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.

     15.13 EXECUTION COUNTERPARTS. This Agreement may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties to this Agreement, notwithstanding that all such parties are not signatories to the original or the same counterpart. Each party shall become bound by this Agreement immediately upon affixing its signature to this Agreement.

     15.14 APPLICABLE LAW. This Agreement shall be construed in accordance with and governed by the laws (other than the law governing the choice of law) of the State of California, without regard to the principles of conflicts of law. In the event of a conflict between any provision of this Agreement and any nonmandatory provision of the Act, the provisions of this Agreement shall control and take precedence.

     15.15 INVALIDITY OF PROVISIONS. If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained in this Agreement shall not be affected.

     15.16 NO THIRD-PARTY RIGHTS CREATED. The provisions of this Agreement are solely for the purpose of defining the interests of the Partners, inter se; and no other person, firm or entity (i.e., a party who is not a signatory to this Agreement or a permitted successor to such a signatory) shall have any right, power, title or interest by way of subrogation or otherwise, in and to the rights, powers, title and provisions of this Agreement.



                              16. POWER OF ATTORNEY

     16.1 POWER OF ATTORNEY.

               (a) SCOPE. Each Limited Partner and each Assignee constitutes and appoints the General Partner, any Liquidator, and authorized officers and attorneys-in-fact of each, and each of those acting singly, in each case with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its name, place and stead to:

                    (1) execute, swear to, acknowledge, deliver, file and record in the appropriate public offices

                         (i) all  certificates,  documents and other instruments
                    (including, without limitation, this Agreement and the Certificate and all amendments or restatements of the Agreement or the Certificate) that the General Partner or the Liquidator deems appropriate or necessary to form, qualify or continue the existence or qualification of the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability) in the State of California and in all other jurisdictions in which the Partnership may conduct business or own property;

                         (ii) all  instruments  that the General  Partner  deems
                    appropriate or necessary to reflect any amendment, change, modification or restatement of this Agreement in accordance with its terms;

                         (iii)  all   conveyances   and  other   instruments  or
                    documents that the General Partner deems appropriate or necessary to reflect the dissolution and liquidation of the Partnership pursuant to the terms of this Agreement,
                    including,    without    limitation,    a   certificate   of
                    cancellation;

                         (iv) all instruments relating to the admission, withdrawal, removal or substitution of any Partner pursuant to, or other events described in, Articles 11, 12 or 13 or the capital contribution of any Partner; and

                         (v) all  certificates,  documents and other instruments
                    relating to the determination of the rights, preferences and privileges of Partnership Interests; and

                    (2) execute, swear to, acknowledge and file all ballots, consents, approvals, waivers, certificates and other instruments appropriate or necessary, in the sole and absolute discretion of the General Partner, to make, evidence, give, confirm or ratify any vote, consent, approval, agreement or other action that is made or given by the Partners under this Agreement or is consistent with the terms of this Agreement or appropriate or necessary, in the sole discretion of the General Partner, to effectuate the terms or intent of this Agreement.

               Nothing contained in this Agreement shall be construed as authorizing the General Partner to amend this Agreement except in accordance with Article 14 or as may be otherwise expressly provided for in this Agreement.

               (b) IRREVOCABILITY. The foregoing power of attorney is declared to be irrevocable and a power coupled with an interest, in recognition of the fact that each of the Partners will be relying upon the power of the General Partner to act as contemplated by this Agreement in any filing or other action by it on behalf of the Partnership, and it shall survive and not be affected by the subsequent Incapacity of any Limited Partner or Assignee and the transfer of all or any portion of such Limited Partner's or Assignee's Partnership Units and shall extend to such Limited Partner's or Assignee's heirs, successors, assigns and personal representatives. Each such Limited Partner or Assignee agrees to be bound by any representation made by the General Partner, acting in good faith pursuant to such power of attorney; and each such Limited Partner or Assignee waives any and all defenses that may be available to contest, negate or disaffirm the action of the General Partner, taken in good faith under such power of attorney. Each Limited Partner or Assignee shall execute and deliver to the General Partner or the Liquidator, within 15 days after receipt of the General Partner's request, such further designation, powers of attorney and other instruments as the General Partner or the Liquidator, as the case may be, deems necessary to effectuate this Agreement and the purposes of the Partnership.

               The parties have signed this Agreement as of the date specified in the introductory paragraph of this Agreement.

                                GENERAL PARTNER:

                                AMERICAN OFFICE PARK PROPERTIES, INC.,
                                a California corporation


                                By:       s/ Ronald L. Havner, Jr.
                                          --------------------------------
                                         Ronald L. Havner, Jr., President
                                         and Chief Executive Officer

                                LIMITED PARTNERS:

                                AMERICAN OFFICE PARK PROPERTIES, INC.,
                                a California corporation


                                By:       s/ Ronald L. Havner, Jr.
                                          --------------------------------
                                         Ronald L. Havner, Jr., President
                                         and Chief Executive Officer


                                PUBLIC STORAGE, INC.,
                                a California corporation


                                By:       s/ David P. Singelyn
                                          --------------------------------
                                         David P. Singelyn, Vice President


                                SEI/PSP II JOINT VENTURES
                                a California general partnership

                                By:      Public Storage, Inc.,
                                         General Partner


                                By:       s/ David P. Singelyn
                                          --------------------------------
                                          David P. Singelyn, Vice President


                                SEI/PSP III JOINT VENTURES
                                a California general partnership

                                By:      Public Storage, Inc.,
                                         General Partner


                                By:       s/ David P. Singelyn
                                          --------------------------------
                                          David P. Singelyn, Vice President


                                PS PARTNERS V, LTD.,
                                a California Limited Partnership

                                By:      Public Storage, Inc.,
                                         General Partner


                                By:       s/ David P. Singelyn
                                          --------------------------------
                                          David P. Singelyn, Vice President

                                SEI/PSP V JOINT VENTURES
                                a California general partnership

                                By:      Public Storage, Inc.,
                                         General Partner


                                By:       s/ David P. Singelyn
                                          --------------------------------
                                          David P. Singelyn, Vice President


                                SEI/PSP VI JOINT VENTURES
                                a California general partnership

                                By:      Public Storage, Inc.,
                                         General Partner


                                By:       s/ David P. Singelyn
                                          --------------------------------
                                          David P. Singelyn, Vice President


                                SEI/PSP VI JOINT VENTURES
                                a California general partnership

                                By:      Public Storage, Inc.,
                                         General Partner


                                By:       s/ David P. Singelyn
                                          --------------------------------
                                          David P. Singelyn, Vice President


                                SEI/PSP VII JOINT VENTURES
                                 a California general partnership

                                By:      Public Storage, Inc.,
                                         General Partner


                                By:       s/ David P. Singelyn
                                          --------------------------------
                                          David P. Singelyn, Vice President


                                PS PARTNERS VIII, LTD.,
                                a California Limited Partnership

                                By:      Public Storage, Inc.,
                                         General Partner


                                By:       s/ David P. Singelyn
                                          --------------------------------
                                          David P. Singelyn, Vice President

                                SEI/PSP I JOINT VENTURES
                                 a California general partnership

                                By:      Public Storage, Inc.,
                                         General Partner


                                By:       s/ David P. Singelyn
                                          --------------------------------
                                          David P. Singelyn, Vice President


                                PS PARTNERS II, LTD.,
                                a California limited partnership

                                By:      Public Storage, Inc.,
                                         General Partner


                                By:       s/ David P. Singelyn
                                          --------------------------------
                                          David P. Singelyn, Vice President


                                PS TEXAS HOLDINGS, LTD.,
                                a Texas limited partnership

                                By:      PS GPT Properties, Inc.,
                                         a California corporation,
                                         General Partner


                                By:       s/ David P. Singelyn
                                          --------------------------------
                                          David P. Singelyn, Vice President


                                SEI/PSP IV JOINT VENTURES
                                 a California general partnership

                                By:      Public Storage, Inc.,
                                         General Partner


                                By:       s/ David P. Singelyn
                                          --------------------------------
                                          David P. Singelyn, Vice President


                                GALAXY PARTNERSHIP,
                                a Maryland general partnership


                                By:       s/ Andrew J. Czekaj
                                          --------------------------------
                                         Andrew J. Czekaj, General Partner

                                GALAXY ASSOCIATES, L.L.C.,
                                a Virginia limited liability company


                                By:       s/ Andrew J. Czekaj
                                          --------------------------------
                                         Andrew J. Czekaj, Manager


                                FARATON CORP.,
                                a British Virgin Islands corporation

                                By:       s/ John Pritchard
                                          --------------------------------
                                         John Pritchard, Authorized Officer